QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.11

UNIFIED PENSION PLAN FOR SALARIED
EMPLOYEES OF PAPERBOARD INDUSTRIES INTERNATIONAL INC.

(Amended and Restated effective April 1, 2001)

December 2002

CERTIFIED, to be a true and complete copy of the Unified Pension Plan for Salaried Employees of Paperboard Industries International Inc.

(Signature)	(Date)

(Name—Printed)

i

Section 1—History

1.1
Establishment of the Unified Plan

  Effective January 1, 1991, Paperboard Industries Corporation established the Unified Pension Plan for Salaried Employees of Paperboard Industries Corporation (the "Plan"). The Plan constitutes a consolidation of 6 pension plans sponsored by Paperboard Industries Corporation on December 31, 1990 as follows:

  (a)
  Pension Plan for Salaried Employees of Somerville Packaging Scarborough Division of Paperboard Industries Corporation (the "Scarborough Plan"), Ontario Registration Number C-103728;

  (b)
  Retirement Plan for Salaried Employees of Paperboard Industries Corporation—Western Divisions (the "Western Plan"), Alberta Registration Number 44867;

  (c)
  Retirement Plan for the Salaried Employees of Paperboard Industries Corporation—Eastern Divisions (the "Eastern Plan"), Ontario Registration Number C-18977;

  (d)
  The Retirement Income Plan for Salaried Employees of Somerville Packaging, a Division of Paperboard Industries Corporation (the "Somerville Plan"), Ontario Registration Number C-15270;

  (e)
  Pension Plan for Salaried Employees at the Smiths Falls, Montreal and Longueuil Locations of Somerville Packaging, a Division of Paperboard Industries Corporation—Emballages Somerville, Divisions des Emballages Paperboard Inc. (the "Montreal Plan"), Québec Registration Number 30821.

  (f)
  Pension Plan for the Employees of Paperboard Industries Corporation, Select Corrugating Services Division, (the "Select Plan"), Ontario Registration Number C-1000023.

1.2
The Scarborough Plan

  Pursuant to an Asset Purchase Agreement (the "Agreement") effective January 25, 1989, Paperboard Industries Corporation purchased the assets of Telfer Packaging, a division of Baton Broadcasting Inc. Pursuant to the Agreement, Paperboard Industries Corporation agreed to establish a pension plan (the Scarborough Plan) similar to the Haughton/ABF/Telfer Pension Plan for salaried employees of Telfer Packaging who transferred to the Somerville Packaging division of Paperboard Industries Corporation as a result of the sale. The Scarborough Plan was established effective January 25, 1989 and assumed all liabilities accrued under the Haughton/ABF/ Telfer Pension Plan in respect of the transferred employees. In addition to the transferred employees, all non-union salaried employees hired on and after January 25, 1989, by Paperboard Industries Corporation into its Somerville Packaging Scarborough division, were eligible to participate in the Scarborough Plan.

1.3
The Western Plan

  The Western Plan was originally established effective July 1, 1970 and was amended on numerous occasions thereafter, the most recent amendment and restatement being effective January 1, 1990. All non-union salaried employees employed in any of Paperboard Industries Corporation Western Divisions were eligible to participate in the Western Plan. On April 1, 2001, there were no remaining Employee still Member of the Plan who were entitled to benefits related to service prior to January 1, 1991 under the Western Plan.

1.4
The Eastern Plan

  The Eastern Plan was originally established effective March 27, 1981 by Belkin Inc. and was amended on numerous occasions thereafter. Prior to March 27, 1981, pension benefits were provided to Belkin Inc.'s employees under another pension plan. In 1987, Paperboard Industries Corporation purchased Belkin Inc. All salaried non-union employees employed by Eastern Divisions of Paperboard Industries Corporation were eligible to participate in the Eastern Plan.

1.5
The Somerville Plan

  The Somerville Plan, which Plan was underwritten by the London Life Insurance Company pursuant to Group Annuity Policy GA -371N, was originally established by Somerville Belkin Industries Limited ("Somerville"), formerly Somerville Industries Limited, for its hourly-rated and salaried employees, effective January 1, 1951. Somerville was owned by Belkin Inc. The Somerville Plan was subsequently amended and restated, effective January 1, 1979, at which time the Somerville Plan became subject to a trust. London Life Insurance Company continues to be responsible, under Group Annuity Policy GA-371N, for all benefits earned by the non-union salaried employees up to and including December 31, 1978.

  In 1987, Paperboard Industries Corporation purchased Belkin Inc. All employees employed by Somerville, remained eligible to participate in the Somerville Plan.

1.6
The Montreal Plan

  The Montreal Plan was established effective March 23, 1988 to provide continuing pension benefits to former Rolph-Clark-Stone employees who became non-union salaried employees of Paperboard Industries Corporation at its Smiths Falls, Montreal and Longueuil locations on and after that date. The Montreal Plan was established by Paperboard Industries Corporation as a result of a series of events as follows:

  A pension plan for employees of Rolph-Clark-Stone Limited was established on April 17, 1947 and a pension plan for employees of Ronalds-Federated Limited was established on January 1, 1951.

  Effective January 1, 1979, the pension plans of Rolph-Clark-Stone Limited and Ronalds-Federated Limited were amalgamated. The terms and conditions of the merged plan were the same as the terms and conditions of the former plan for Ronalds-Federated Limited as amended to January 1, 1979. From that date forward, benefits for the employees of Rolph-Clark-Stone Limited were governed by the terms and conditions of the amended Ronalds-Federated Limited pension plan (the "Ronalds Plan").

  On November 1, 1986, Rolph-Clark-Stone Limited was sold to BCE Publitech Inc. and became known as the Rolph-Clark-Stone Packaging Division of BCE Publitech Inc.

  Effective March 23, 1988, the Rolph-Clark-Stone Packaging Division of BCE Publitech Inc. was sold to 761619 Ontario Ltd., a company wholly owned by BCE Publitech Inc., which company agreed to continue the employment of all employees of the Rolph-Clark-Stone Division of BCE Publitech Inc. (the "Rolph-Clark-Stone Employees").

  Effective March 30, 1988, Kinburn Corporation purchased the shares of 761619 Ontario Ltd. and immediately sold them to Kinburn Industrial Corporation.

  On April 7, 1988, Kinburn Industrial Corporation sold all of the shares of 761619 Ontario Ltd. to Paperboard Industries Corporation.

  On April 22, 1988, the name of 761619 Ontario Ltd. was changed to Rolph-Clark-Stone Packaging Inc.

  On September 1, 1988, Rolph-Clark-Stone Packaging Inc. was amalgamated with Paperboard Industries Corporation and became known as Somerville Packaging, a Division of Paperboard Industries Corporation.

  Pursuant to an Employment Assumption Agreement dated April 7, 1988 between BCE Publitech Inc., 761619 Ontario Ltd. and Kinburn Corporation, it was agreed that a pension plan would be established for the Rolph-Clark-Stone Employees with effect from March 23, 1988 and with terms and conditions at least as generous as those of the Ronalds Plan.

  It was further agreed that, subject to receipt of the approval of all applicable regulatory authorities, liabilities accrued under the Ronalds Plan before March 23, 1988, in respect of the Rolph-Clark-Stone Employees whose employment continued on and after that date, together with assets sufficient to meet such liabilities, would be transferred to the newly established pension plan.

  As a result of the foregoing events, Paperboard Industries Corporation assumed responsibility for Kinburn Corporation's obligations under the Employment Assumption Agreement, including the obligation to establish a pension plan.

1.7
The Select Plan

  The Select Plan was originally established effective March 1, 1985 by Paperboard Industries Corporation for employees at the Select Corrugating Services Division. All employees employed by Paperboard Industries Corporation at this Division were eligible to participate in the Select Plan. On April 1, 2001, there were no remaining Employee still Member of the Plan who were entitled to benefits related to service prior to January 1, 1991 under the Select Plan.

1.8
Non-Reduction of Benefits

  It is understood and agreed that no Member who participated in any Predecessor Plan on December 31, 1990 will suffer a reduction in benefits earned under a Predecessor Plan in respect of his Credited Service as at December 31, 1990 as a result of the establishment of the Plan.

1.9
Registration

  This Plan, as amended from time to time, is subject to confirmation of its acceptance by the Canada Customs and Revenue Agency under the Income Tax Act and the Financial Services Commission of Ontario under the Pension Benefits Act. The Plan is also subject to the Participating Employers establishing their entitlement to deduct the amount of their payments, as expenses, before taxes under the provisions of the Income Tax Act or any other applicable tax laws. The Plan is also subject to any other applicable legislation, as is now in effect and as amended from time to time, or as may hereafter be enacted.

1.10
The Plan has been amended several times since its Effective Date and is hereby amended and restated effective April 1, 2001 to incorporate:

(a)
amendments to date;

(b)
changes required as a result of changes in the Québec Supplemental Pension Plans Act effective January 1, 2001;

  (c)
  the introduction of a defined contribution component effective April 1, 2001, and

  (d)
  the introduction of Paperboard Industries International Inc. and FjordCell Inc. as Participating Employers effective April 1, 2001.

  Notwithstanding the foregoing, for Employees who were, on March 9, 2001, participating in the Pension Plan for Salaried Employees of Crown Packaging Ltd. and were hired by Paperboard Industries Corporation on March 10, 2001, the introduction of the defined contribution component is effective March 10, 2001.

  For more certainty, no Member may participate in both the defined benefit component and the defined contribution component of the Plan for a same period of Service.

1.11
Unless stated otherwise, the terms of the Plan as restated in this text apply to Members whose Service terminates on or after April 1, 2001 or whose pension commences to be paid after that date. Unless stated otherwise, the pension of Members whose Service terminated before April 1, 2001 are determined by the terms of the Plan and the relevant legislations that were in effect at the time of that event.

Section 2—Definitions

        In this Plan, the following words and phrases have the following meanings unless a different meaning is plainly and specifically required by the context.

2.1
Act means the Pension Benefits Act, Statutes of Ontario and the Regulations thereunder, as amended or replaced from time to time, and such other provincial pension legislation as may be applicable from time to time.

2.2
Actuarial Equivalent means a pension of an equivalent actuarial value computed using actuarial tables and other methods and assumptions, that are adopted by the Company, on the recommendation of the Actuary, for the purposes of the Plan, subject to any requirements of the Act and the Income Tax Act.

2.3
Actuary means the actuary or firm of actuaries, designated by but independent of the Company to be the Actuary of the Plan, and who is or one of whose employees is a Fellow of the Canadian Institute of Actuaries.

2.4
Beneficiary means a beneficiary designated by a Member in accordance with Section 10.8 and where there is no such beneficiary Beneficiary means the Member's estate.

2.5
Board means the Board of Directors of the Company.

2.6
Commuted Value means, in relation to benefits that a person has a present or future entitlement to receive, a lump sum amount which is the actuarial present value of those benefits computed using rates of interest, the actuarial tables and other assumptions that are adopted by the Company, on the recommendation of the Actuary for purposes of the Plan, subject to the requirements of the Act and the Income Tax Act.

2.7
Company means effective April 1, 2001 Paperboard Industries International Inc. Company also means any successor company which will result from consolidation, merger, amalgamation, reorganization or otherwise as designated to be covered hereunder by the Board. Any reference in the Plan to any action to be taken, consent, approval or opinion to be given, or decision to be exercised or made by the Company, will refer to Paperboard Industries International Inc. acting through the Board, or any person or persons authorized by the Board, for purposes of the Plan.

2.8
Credited Interest means, from January 1, 2001:

(a)
interest on Member required contributions to the defined benefit component of the Plan compounded annually and calculated:

(1)
at the end of each Plan Year, on the balance of contributions at the beginning of the Plan Year, at a rate equal to the average of the rate reasonably attributable to the operation of the defined benefit component portion of the Pension fund, net of investment expenses, over the 5 calendar years preceding this Plan Year; plus

(2)
at the end of each Plan Year, on the balance of contributions made during the Plan Year, at a pro-rata portion of the rate calculated in accordance with Section 2.8(a)(1); plus

(3)
at the date on which a Member's Service terminates, on the balance of contributions at the beginning of the Plan Year and the balance of contributions made during the Plan Year, at a pro-rata portion of the rate, calculated in accordance with Section 2.8(a)(1) for the Plan Year for the portion of the Plan Year up to the date on which the Member's Service terminates;

(b)
interest on any remaining Member voluntary contributions made to a Predecessor Plan, compounded annually and calculated:

    (1)
    at the end of each Plan Year, on the balance of contributions at the beginning of the Plan Year, at a rate which is reasonably attributable to the operation of the defined benefit component portion of the Pension Fund, net of investment expenses; plus

    (2)
    at the date on which a Member's Service terminates, on the balance of contributions at the beginning of the Plan Year, the pro-rata portion of the rate calculated in accordance with Section 2.8(b)(1) for the portion of the Plan Year to the date on which the Member's Service terminates; plus

    (3)
    at the date of payment, on the balance of contributions at the date on which the Member's Service terminated at the rate determined under 2.8(b)(1);

  (c)
  interest on a Member's Excess Contributions if the Member elected not to withdraw or transfer such Excess Contributions from the Plan when his Service terminated, compounded annually and calculated:

  (1)
  from the date of determination of such Excess Contributions to the end of the Plan Year in which the date of determination falls, at a pro-rata portion of the rate calculated in accordance with Section 2.8(a)(1); plus

  (2)
  at the end of each subsequent Plan Year, on the balance of such Excess Contributions at the beginning of the Plan Year, at a rate equal to the rate calculated in accordance with Section 2.8(a)(1) for that Plan Year; plus

  (3)
  at the date of payment or transfer of, on the balance of such Excess Contributions at the beginning of the Plan Year, a pro-rata portion of the rate calculated in accordance with Section 2.8(a)(1) for the Plan Year, for the portion of the Plan Year up to the date on which such Excess Contributions are paid or transferred out of the Pension Fund or used to purchase additional pension;

  (d)
  interest on the payment out of the Pension Fund of a Commuted Value, of the additional benefit provided for in Section 11.2 or of any lump sum payment representing the value of guaranteed remaining payments in case of death after retirement, compounded annually and calculated from the date such value was determined:

  (e)
  interest on Member's and Participating Employer's contributions to the defined contribution component of the Plan compounded annually and calculated:

  (1)
  at the end of each Plan Year, on the balance of contributions at the beginning of the Plan Year and on the balance of contributions made during the Plan Year, at a rate which is reasonably attributable to the operation of that portion of the Pension Fund in which the Member's and Participating Employer's contributions to the defined contribution component were invested during the Plan Year, net of expenses attributable to the operation of this portion of the Pension Fund as determined by the Company, for the portion of the Plan Year during which these contributions were invested;

  (2)
  on the date the amount is transferred out of the Pension Fund, on the balance of contributions at the beginning of the Plan Year and on the balance of contributions made during the Plan Year, at a rate which is reasonably attributable to the operation of that portion of the Pension Fund in which the Member's and Participating Employer's contributions to the defined contribution component were invested during the Plan Year, net of the expenses attributable to the operation of this portion of the Pension Fund as determined by the Company, for the portion of the Plan Year during which these contributions were invested.

        The Credited Interest shall be allocated to the Member's Account no less frequently than annually.

2.9
Credited Service means the Member's period of Service (measured in years and nearest full month with any fractional part of a month of less than fifteen days disregarded) recognized as Credited Service under a Predecessor Plan as at December 31, 1990, plus the Member's period of Service on and after January 1, 1991 during which the Member makes required contributions to the defined benefit component of this Plan and includes:

(a)
unpaid leaves of absence in respect of a period of Total Disability during which the Member receives long-term disability benefits from a plan sponsored by the Participating Employer, provided the Member was not participating to the defined contribution component of the Plan before becoming disabled;

(b)
any period of absence required by law to be granted in respect of maternity or parental leave, provided that the Member elects, prior to the commencement of such leave, to continue to make required contributions to the defined benefit component of the Plan during the absence; and

(c)
unpaid leaves of absence in respect of a period of Total Disability during which the Member is entitled to receive benefits under the Workers' Compensation Act within the 12 month period (24 month period for a Member working in the province of Québec) following the date of injury, provided that the Member continues to make required contributions to the defined benefit component of the Plan during the absence.

        Credited Service will not include:

  (d)
  unpaid leaves of absence, other than a period of Total Disability referred to in Section 2.9(a) or (c), temporary suspensions of, or lay offs from employment unless the Participating Employer in its discretion determines otherwise. The Participating Employer will not exercise its discretion in a discriminatory manner; and

  (e)
  periods while a Member is in receipt of a pension payable under the Plan.

        Notwithstanding the above,

  (f)
  in respect of periods of absence before January 1, 1991, each period of Credited Service granted under Sections 2.9(b) and (d) is limited to a maximum full-time equivalent of two years; and

  (g)
  in respect of periods of absence after December 31, 1990, the aggregate of Credited Service granted under Sections 2.9(b) and (d) is limited to a maximum full-time equivalent of 5 years plus an additional 3 years credited in respect of absences that occur within the 12 month period which commences at the time of the birth or adoption of a child of the Member.

        If an Employee becomes a Member during a month, he will receive credit for that entire month if he had been employed for 15 or more days during that month. Similarly, if a Member's Service is terminated for whatever reason during a month, he will receive credit for that entire month if he was employed for 15 or more days during that month.

        For a Member who is employed on less than a full-time basis, Credited Service is determined for each Plan Year by multiplying the Credited Service determined above, by the ratio of the Member's actual hours worked during the Plan Year to the hours regularly scheduled to be worked by full-time Employees provided the ratio will not exceed 1.0.

2.10
Earnings means:

(a)
For purposes of the defined benefit component:

    The regular earnings of the Member received from the Participating Employer and Predecessor Company, excluding taxable benefits but including commissions, bonuses, overtime pay and profit sharing as conclusively determined by the Participating Employer, plus in respect of periods of Credited Service during which a Member does not actually receive Earnings from the Participating Employer, an amount deemed to be received based on the rate of Earnings (excluding commissions, bonuses and profit sharing determined by the Participating Employer) the Member was receiving immediately preceding that period. However, deemed Earnings will not exceed the amount of compensation that is prescribed for this purpose by the Income Tax Act.

    For a Member who is employed on less than a full-time basis or for less than a full year, and only for the purpose of determining Final Average Earnings, Earnings will be determined for each Plan Year by multiplying the Member's Earnings determined above by the ratio of the hours regularly scheduled to be worked by full-time Employees in the Plan Year to the Member's actual hours worked, other than overtime hours, during the Plan Year.

  (b)
  For purposes of the defined contribution component:

    The regular earnings of the Member received from the Participating Employer, excluding taxable benefits but including commissions, bonuses and overtime pay, plus in respect of periods of Service during which a Member does not actually receive Earnings from the Participating Employer, but he is entitled to make required contributions or during which the Participating Employer makes contributions on his behalf, an amount deemed to be received based on the rate of Earnings (excluding commissions and bonuses) the Member was receiving immediately preceding that period. However, deemed Earnings will not exceed the amount of compensation that is prescribed for this purpose by the Income Tax Act.

2.11
Effective Date means January 1, 1991.

2.12
Eastern Plan means the Retirement Plan for the Salaried Employees of Paperboard Industries Corporation—Eastern Divisions.

2.13
Employee means from April 1, 2001: Any non-union salaried employee of a Participating Employer who is not eligible to join or is not participating in any other pension plan or savings arrangement sponsored by the Participating Employer.

2.14
Excess Contributions means a Member's excess required contributions determined according to Section 7.

2.15
Final Average Earnings means the average annual Earnings of the Member during the 5 consecutive years of his active membership in the Plan within the 10 year period preceding his retirement, death or termination of Service, for which the highest average is attained. If a Member has not completed 5 years of active membership in the Plan, Final Average Earnings will be the average annual Earnings of the Member for his years of active membership plus the years, if any, of his Service before his enrolment in the Plan, to a maximum of 5 years.

2.16
Final Average YMPE means the average of the YMPE taken over the same period of active membership in the Plan or Service as applicable, as was used to determine the Member's Final Average Earnings.

2.17
Funding Agent means an insurance company authorized to carry on a life insurance business in Canada or a trust company, and includes any combination or successors thereof appointed by the Company to hold and administer the Pension Fund.

2.18
Funding Agreement means any agreement or agreements now or hereafter executed between the Company and the Funding Agent for purposes of this Plan.

2.19
Income Tax Act means the Income Tax Act, Statutes of Canada and the Regulations thereunder, and where applicable includes the provisions of Information Circular 72-13R8 issued by the Department of National Revenue, as amended or replaced from time to time.

2.20
Management Employee means an Employee, listed in Appendix A, who was employed on December 31, 1990 in a management or executive position by Paperboard Industries Corporation in its Scarborough Division of Somerville Packaging. The benefit entitlements of such persons for Credited Service after December 31, 1990 are outlined in Section 16.

2.21
Member means an Employee, or former Employee, who has become a Member of the Plan under Section 3 and who continues to be entitled to benefits and rights under the Plan. Member excludes a person by whom or in respect of whom all benefits have been transferred or paid from the Plan.

2.22
Member's Account means the Member's account as defined in Section 4.6.

2.23
Montreal Plan means the Pension Plan for Salaried Employees at the Smiths Falls, Montreal and Longueuil Locations of Somerville Packaging, a Division of Paperboard Industries Corporation—Emballages Somerville, Divisions des Emballages Paperboard Inc. Montreal Plan also refers to The Employees' Pension Plan of Ronalds-Federated Limited, where applicable.

2.24
Participating Employer means the Company, Paperboard Industries Corporation and FjordCell inc.

2.25
Pension Fund means the money or other property held by the Funding Agent, from time to time, under the Funding Agreement for the purpose of providing pension and other benefits under the Plan. The Pension Fund shall include the portion of the assets accumulated in the defined contribution component of the Plan.

2.26
Plan means the Unified Pension Plan for Salaried Employees of Paperboard Industries International Inc., restated effective April 1, 2001, as it may be amended from time to time hereafter.

2.27
Plan Year means the calendar year.

2.28
Predecessor Company means, with respect to Members who participated in:

(a)
the Scarborough Plan, Haughton Graphics Limited; ABF Business Forms Limited; ABF, Formules d'Affaires Limitée; and Telfer Packaging Limited;

(b)
the Western Plan, Belkin Inc., formerly known as Belkin Packaging Ltd, and MacMillan Bloedel Limited and its subsidiary, associated and affiliated companies;

(c)
the Eastern Plan, Belkin Inc., formerly known as Belkin Packaging Ltd.;

(d)
the Somerville Plan, Continental Group of Canada Ltd. and Somerville Belkin Industries Limited;

  (e)
  the Montreal Plan, for the period:

  (1)
  before January 1, 1979, Rolph-Clark-Stone Limited;

  (2)
  from January 1, 1979 to October 31, 1986, Ronalds-Federated Limited; and

  (3)
  from November 1, 1986 to March 22, 1988, BCE Publitech Inc.

  (f)
  the Pension Plan for Salaried Employees of Crown Packaging Ltd. on March 9, 2001 and who were hired by Paperboard Industries Corporation on March 10, 2001, Crown Packaging Ltd.

  (g)
  the Cascades Group Registered Retirement Savings Plan on or after March 31, 2001, Cascades Inc.

2.29
Predecessor Plan means the Scarborough Plan, Western Plan, Eastern Plan, Somerville Plan, Montreal Plan, or Select Plan, as applicable, and collectively referred to as Predecessor Plans.

2.30
Scarborough Plan means the Pension Plan for Salaried Employees of Somerville Packaging Scarborough Division of Paperboard Industries Corporation. Scarborough Plan also refers to the Haughton/ABF/Telfer Pension Plan; the Haughton Graphics Limited (formerly known as C.F. Haughton Limited) Pension Plan; the C.F. Haughton and Associated Companies Pension Plan; the Telfer Packaging Pension Plan; and Paid-up Annuity Contract 11070 issued by the Prudential Assurance Company Limited.

2.31
Select Plan means the Pension Plan for the Employees of Paperboard Industries Corporation, Select Corrugating Services Division.

2.32
Service means the period of an Employee's uninterrupted employment with the Participating Employer and Predecessor Company, as shown by the Participating Employer's records, calculated from the Employee's last date of hire by the Participating Employer or Predecessor Company, including any period of lay-off and any other period of temporary suspension of active employment.

2.33
Somerville Plan means the Retirement Income Plan for Salaried Employees of Somerville Packaging, a Division of Paperboard Industries Corporation.

2.34
Spouse means, at the time a determination of marital status is required, a person of the opposite sex or of the same sex to whom the Member is:

(a)
legally married, provided, the Member is not living separate and apart from that person;

(b)
not legally married, but the Member and that person have been cohabiting continuously in a conjugal relationship for at least 3 years; or

(c)
not legally married, but the Member and that person are cohabiting in a conjugal relationship of some permanence and are jointly the natural or adoptive parents of a child, both as defined in the Family Law Act of Ontario, and who qualifies as a spouse at the relevant time by the Income Tax Act for purposes of registered pension plans.

  If the above definition of Spouse differs from the definition of spouse in other legislation applicable to a Member, such other definition will take precedence, subject to the provisions of the Income Tax Act.

2.35
Total Disability means a total disability throughout which the Member is physically or mentally impaired so that he is prevented from performing the duties of employment in which he was engaged prior to the impairment and which is certified in writing by a medical doctor licensed to practice in Canada.

2.36
Western Plan means the Retirement Plan for Salaried Employees of Paperboard Industries Corporation—Western Division. Western Plan also refers to the Retirement Plan for Salaried Employees of MacMillan Bloedel Limited and Subsidiary, Associated and Affiliated Companies and its prior plans, where applicable.

2.37
YMPE means, in respect of any Plan Year, the Year's Maximum Pensionable Earnings as defined under the Canada Pension Plan or the Québec Pension Plan, as applicable. However, for periods during which Earnings are deemed to be received under Section 2.10, YMPE means the YMPE for the calendar year in which the period of deemed Earnings commenced.

        In this Plan, words importing the singular number include the plural and vice versa, and words importing one gender include the other gender.

Section 3—Membership in the Plan

3.1
Prior Membership

  Each Employee who was participating in the Plan on March 31, 2001 will continue to be a Member of the Plan on April 1, 2001.

3.2
Full-Time Employees

(a)
General Rule

    Subject to Section 3.2(b), each full-time Employee, other than an Employee described in Section 3.1, must become a Member of the Plan on the first day of the month coincident with or next following his completion of 1 year of Service or on April 1, 2001 for each full-time Employee who has already completed 1 year of Service on April 1, 2001.

  (b)
  Québec Employees

    Each full-time Employee in Québec, other than an Employee described in Section 3.1, may become a Member on the first day of the month coincident with or next following the date on which he has applied for membership in the Plan, provided, he has:

    (1)
    worked 700 hours; or

    (2)
    earned not less than 35% of the YMPE,

    in the calendar year preceding his application for enrolment. Such an Employee must become a Member of the Plan on the first day of the month coincident with or next following his completion of 1 year of Service.

3.3
Part-Time Employees

(a)
General Rule

    Subject to Sections 3.3(b) and (c), each Employee who is employed on less than a full-time basis, other than an Employee described in Section 3.1, may become a Member of the Plan on the first day of the month coincident with or next following his completion of 24 months of Service, provided, he has:

    (1)
    worked at least 700 hours; or

    (2)
    earned at least 35% of the YMPE;

    in each of the 2 immediately preceding consecutive calendar years.

  (b)
  Manitoba Employees

    Each Employee in Manitoba who is employed on less than a full-time basis, other than an Employee described in Section 3.1, may become a Member of the Plan on the first day of the month coincident with or next following his completion of one year of Service. Such Employee must become a Member of the Plan on the first day of the month coincident with or next following the date on which he has both completed 2 years of Service and earned not less than 25% of the YMPE in each of the 2 immediately preceding calendar years.

  (c)
  Québec Employees

    Each Employee in Québec who is employed on a less than full-time basis, other than an Employee described in Section 3.1, may become a Member of the Plan on the first day of the month coincident with or next following the date on which he has applied for membership in the Plan, provided, he has:

    (1)
    worked 700 hours; or

    (2)
    earned not less than 35% of the YMPE,

    in the calendar year preceding his application for enrolment.

3.4
Waiver of Eligibility Requirements

  Notwithstanding the foregoing, the Participating Employer may, at its discretion, waive the Service, Earnings or hours worked requirements for eligibility in order that a specific Employee, or class of Employee, may join the Plan. Such waiver will not be exercised in an illegal discriminatory manner.

3.5
Enrolment

  Each Employee will enrol in the Plan by filing a written application with the Participating Employer on a form prescribed by the Participating Employer, including, but not limited to, authorization to deduct the required contributions to the Plan from his Earnings.

3.6
Termination of Participation not Permitted

  A Member's participation in the Plan must continue while he remains an Employee. A Member will not cease to be a Member merely because he works less than 700 hours or earns less than 35% of the YMPE (or 25% of the YMPE, if employed in Manitoba) in a calendar year, provided, he is employed continuously throughout the calendar year.

3.7
Re-Employment

(a)
If a former Employee is re-hired by the Participating Employer, the Employee is a new Employee for purposes of eligibility for membership and benefits under the Plan, except with respect to any vested benefits which he may have to his credit in the Plan for his previous Service. Any benefit earned after the date of re-hire will be accumulated only in the defined contribution component of the Plan.

3.8
Transfers Into the Plan before April 1, 2001

  If an employee of the Participating Employer is transferred to a category of employment before April 1, 2001 such that he becomes an Employee for purposes of the Plan, such Employee may become a Member of the Plan upon his date of transfer of employment, and must become a Member on the first day of the month coincident with or next following the later of his date of transfer and his completion of 1 year of Service.

  For purposes of determining such Member's eligibility to receive benefits under the Plan, the Member's Service will include his uninterrupted period of employment with the Participating Employer and a Predecessor Company before his date of transfer and his membership in the Plan will include his membership in any other pension plan sponsored by the Participating Employer before his date of transfer.

  However, such Member's Credited Service under the defined benefit component of the Plan will be determined as indicated either in paragraph a) or b) below:

  a)
  Unless a Member is covered in b) below, such Member's Credited Service will only include his Credited Service calculated in accordance with Section 2.9 on and after the date he becomes a Member of the Plan.

  b)
  This paragraph b) only applies for a Member who has become a Member of this Plan on or after January 1, 1993 but before April 1, 2001, who was still an active Member contributing to the Plan as of January 1, 1997 and who was a member of one of the following pension plan before his date of transfer:

    •
    The Paperboard Industries Corporation Toronto Mill Division Pension Plan for Employees who are members of the Communications, Energy and Paperworkers Union Locals 1112 & 333 (the "Toronto Mill Hourly Plan");

    •
    The Pension Plan for members of the Communications, Energy and Paperworkers Union & its Local 36-x employed by Somerville Packaging, a division of Paperboard Industries Corporation (the "Local 36-x Plan");

    •
    The Pension Plan for members of the Graphic Communications International Union Local 500M employed by Somerville Packaging, a division of Paperboard Industries Corporation (the "Local 500M Plan");

      •
      Régime de retraite des syndiqués de Montréal des Emballages Somerville, division des Emballages Paperboard Inc. (the "Local 555 Plan");

    Such Member's Credited Service under the Plan will include, in addition to the Credited Service calculated in accordance with Section 2.9 on and after the date he becomes a Member of the Plan, the credited service the Member's has accumulated under the above plans for his Service prior to the date he becomes a Member of the Plan. The required contributions made to such other plan will also be considered as required contributions made under the defined benefit component of this Plan.

    In order to determine the benefits payable from this Plan with respect to Credited Service prior to January 1, 1991, the Member will be assumed to have been a Member of the following Predecessor Plan:

Pension Plan were the Member was an active member the day before his date of transfer	Assumed Predecessor Plan for purposes of this Plan
Toronto Mill Hourly Plan	Eastern Plan
Local 36-x Plan	Somerville Plan
Local 500M Plan	Scarborough Plan
Local 555 Plan	Montreal Plan

    With respect to Credited Service for the period prior to his membership in this Plan, any benefit payable from this Plan will be offset by the benefits payable under the defined benefit component of the other plans for the same period of Credited Service in a manner that the total value of the benefits paid be equal to the value of the benefits determined under this Plan rules. However, if the value of the benefits payable from the defined benefit component of the other plans are greater that the value of the benefits payable under this Plan with respect to the Credited Service prior to his membership in this Plan, then no benefit will be payable under this Plan for the Credited Service prior to his date of membership in this Plan and the benefits with respect to his Credited Service since he has become a Member of this Plan will be determined as described in paragraph (a) above.

    For each employee covered under this paragraph (b), a Past Service Pension Adjustment approval request will be made with Canada Customs and Revenue Agency, if necessary. If a Registered Retirement Savings Plan withdrawal is necessary to obtain the Past Service Pension Adjustment approval and if the Member does not accept to make such withdrawal, the Member will be covered under paragraph (a) and will therefore have Credited Service recognized under this Plan only from the date he became a Member of this Plan.

3.9
Transfer Into the Plan on or After April 1, 2001

  If an employee of the Participating Employer is transferred to a category of employment on or after April 1, 2001 such that he becomes an Employee for purposes of the Plan, such Employee may become a Member of the defined contribution component of the Plan upon this date of transfer of employment, and must become a Member on the first day of the month coincident with or next following the later of his date of transfer and his completion of 1 year of Service.

  For purposes of determining such Member's eligibility to contribute under the defined contribution component of the Plan, the Member's Service will include his uninterrupted period of employment with the Participating Employer and a Predecessor Company before his date of transfer and his membership in the Plan will include his membership in any other pension plan sponsored by the Participating Employer before his date of transfer.

3.10
Transfers Out of Plan

  If a Member of the Plan is transferred to a category of employment with the Participating Employer such that he ceases to be an Employee for purposes of the Plan, he will continue to be an active Member, however, no benefit will be payable from either the defined benefit component or the defined contribution component of the Plan to or in respect of him until his subsequent death, retirement or termination of employment.

  For purposes of determining such Member's eligibility to receive benefits under the Plan, the Member's Service will include his uninterrupted period of employment with the Participating Employer subsequent to his date of transfer and his membership in the Plan will include his membership, if any, in another registered pension plan sponsored by the Participating Employer after his date of transfer.

  Such Member's Credited Service under the defined benefit component of the Plan will be determined as of his date of transfer in accordance with Section 2.9 and will not include any period of his employment or Service after his date of transfer.

  Upon his subsequent death, retirement or termination of employment, the Member's pension under the defined benefit component of the Plan will be based on his Final Average Earnings and Final Average YMPE calculated at his date of transfer, except, however, if after his date of transfer, such Member becomes a participant in a registered pension plan sponsored by the Participating Employer for its executive employees, the Member's pension under the defined benefit component of the Plan will be based on his Final Average Earnings and Final Average YMPE calculated at his subsequent date of death, retirement or termination of service.

  For a Member who is participating in the defined contribution component of the Plan, he will cease to contribute into the Plan as of his date of transfer and, upon his subsequent death, retirement or termination of employment, will be entitled to receive the total balance to his credit in his Member's Account such in accordance with the provisions of this Plan.

3.11
Defined Benefit or Defined Contribution Participation

(a)
Members Prior to April 1, 2001

    Each Employee under age 65 who was an active Member of this Plan on March 31, 2001 (except for Members who were accruing Credited Service according to Section 2.9(a) on March 31, 2001) or who was eligible to become a Member of this Plan on March 31, 2001, has been given the option to either continue to accrue Credited Service under the defined benefit component of the Plan or to cease to accrue Credited Service and participate in the defined contribution component of the Plan from April 1, 2001. However, each Employee who was participating in the Pension Plan for Salaried Employees of Crown Packaging Ltd. and who was hired by Paperboard Industries Corporation on March 10, 2001 was not given any option and will automatically participate only in the defined contribution component of the Plan.

    A Member who has elected to continue to accrue Credited Service under the defined benefit component may, by completing the form prescribed by the Participating Employer, on each January 1, change his choice and participate in the defined contribution component from that January 1.

    A Member who has elected to participate in the defined contribution component of the Plan is not allowed to accrue any Credited Service under the defined benefit component after the effective date of such election.

  (b)
  Members From April 1, 2001

    Each Employee who becomes a Member of the Plan on or after April 1, 2001, unless covered by Section 3.11(a), will automatically participate only in the defined contribution component of the Plan.

Section 4—Contribution

4.1
Member Required Contributions

(a)
Current Service—Defined Benefit Component

    Subject to Section 9.1, each Member who is an Employee accruing Credited Service under the defined benefit component of the Plan will contribute, by regular payroll deduction, an amount equal to 2.5% of his Earnings up to the YMPE for the Plan Year plus 5% of his Earnings in excess of the YMPE for the Plan Year, provided that a Member's required contributions for any Plan Year will not exceed the maximum amount permitted under the Income Tax Act for that Plan Year. The Member's required contributions under the defined benefit component for a Plan Year starting from 2000 shall be limited to $4,000.

  (b)
  Past Service—Defined Benefit Component

    With the written consent of the Participating Employer, a Member may elect to make required contributions to the Plan, in excess of the amount required under Section 4.1(a), in order to purchase additional Credited Service under the defined benefit component of the Plan prior to April 1, 2001 for all or a portion of his Service with the Participating Employer before the date he became a Member of the Plan, provided that during the period of Service the Member is purchasing as Credited Service, the Member was not participating in or contributing to another registered pension plan sponsored by the Participating Employer or Predecessor Company.

    The contributions made to the Plan by the Member under Section 4.1(b) will not exceed the limits prescribed for this purpose under the Income Tax Act.

    The contributions by the Member under Section 4.1(b) may be made in a lump sum or in periodic payments as agreed to in writing by the Member and the Participating Employer prior to the deposit of such contributions into the Pension Fund. The total amount of contributions required from the Member to purchase the additional Credited Service will be determined by the Participating Employer based on advice from the Actuary.

  (c)
  Current Service—Defined Contribution Component

    Subject to Section 9.1, each Member who is an Employee participating in the defined contribution component of the Plan will contribute, by regular payroll deduction, a percentage of his Earnings elected by the Member as a multiple of 0.25% within a range specified in the following table based on his years of Service:

Completed years of Service on April 1, 2001 or January 1 of any year from January 1, 2002	Possible rate of contributions
0 to 5 years	0% to 1.5%
6 to 14 years	0% to 3.5%
15 years and more	0% to 4.5%

    For Members who on March 9, 2001 were participating in the Pension Plan for Salaried Employees of Crown Packaging Ltd. and who were hired by Paperboard Industries Corporation on March 10, 2001, the possible rate of contributions for completed years of service from 0 to 5 years will range from 0% to 3.5% instead of the rates indicated in the above table.

    For some Members who were participating in the Cascades Group Registered Retirement Savings Plan prior to April 1, 2001, the maximum contribution which can be made under this Section 4.1(c) will be the maximum between the amount determined in this section 4.1(c) and the amount defined in Appendix B.

    The percentage or amount elected by the Member will be reduced if his choice results in total Employee and Participating Employer contributions being in excess of the limit imposed by the Income Tax Act.

    A Member may elect to change his rate of contributions any time during the year by completing the form prescribed by the Participating Employer.

    A Member may elect to make those contributions to the Plan during a period which is defined under Sections 2.9(b) and (c) of the Plan.

  (d)
  Past Service—Defined Contribution Component

    At any time, a Member may elect to transfer to this Plan as required contributions the balance of his account accumulated under a defined contribution pension plan of another employer which is locked-in.

4.2
Member Additional Voluntary Contributions

(a)
Defined Benefit Component

    Effective January 1, 1991, Members are no longer permitted to make additional voluntary contributions to the Plan. Any Member with additional voluntary contributions to their credit under a Predecessor Plan on December 31, 1990 will be entitled to transfer them directly to a registered retirement savings plan. Any additional voluntary contributions left in the Plan as of January 1, 1991 will be accumulated with Credited Interest and paid out in accordance with the terms of the Plan at the Member's subsequent death, retirement or termination of Service.

  (b)
  Current Service—Defined Contribution Component

    Each Member who is an Employee participating in the defined contribution component of the Plan is allowed to make additional voluntary contributions to the defined contribution component of the Plan up to the maximum permitted by the Income Tax Act. These contributions may be made by regular payroll deduction as a fixed percentage of Earnings determined by the Member as a multiple of 0.25%. The Member may elect to change this rate any time during the year by completing the form prescribed by the Participating Employer. These contributions may also be made by a lump sum payment twice a year (in January or in July) by completing the form prescribed by the Participating Employer.

    The Member may elect at any time to withdraw a portion or all of these contributions from the Plan or transfer them directly to a personal registered retirement savings plan.

  (c)
  Past Service—Defined Contribution Component

    A portion or all contributions with interest to the credit of a Member of this Plan participating in the Cascades Group Registered Retirement Savings Plan (RRSP) or in the Group RRSP for the Cobourg division will be transferred to this Plan as voluntary contributions. The portion of such contributions with interest which relates to required employee and employer contributions to these group RRSP will be subject to restrictions as to withdrawal during Service with the Participating Employer, as defined by the Participating Employer.

    At any time, a Member may elect to transfer to this Plan as voluntary contributions, amounts from his personal RRSP or amounts accumulated in a defined contribution pension plan of another employer which are not locked-in.

4.3
Participating Employer Contributions
(a)
Subject to Section 4.3(b) and (c), the Participating Employer will contribute to the Pension Fund such contributions as are required, based on the certification of the Actuary, to provide:

(1)
the normal actuarial cost of the benefits currently accruing to Members under the defined benefit component of the Plan;

(2)
for the proper amortization of any unfunded actuarial liability or solvency deficiency related to the defined benefit component of the Plan; and

(3)
the Participating Employer portion in the defined contribution component of the Plan for Members participating in such component which is equal to the sum of (i), (ii), (iii) and (iv) as follows:

(i)
a basic contribution equal to 1.75% of the Member's Earnings,

(ii)
a supplementary contribution based on Service equal to 100% of the Member's contributions made to the defined contribution component of the Plan under Section 4.1(c) or equal to the percentage the Member would be contributing to the defined contribution component under Section 4.1(c) if the Member was not required to reduce his contributions due to limits imposed by the Income Tax Act,

(iii)
a contribution based to the Company's profit, at a rate equal to 0%, 1% or 2% of Earnings as established once a year by the Company based on its results from October 1 to September 30 of the preceding year,

(iv)
a contribution of $750 in the year 2001 for Members who on March 9, 2001, were participating in the Pension Plan for Salaried Employees of Crown Packaging Ltd. and who were hired by Paperboard Industries Corporation on March 10, 2001.

        all in accordance with the Act after taking into account all relevant factors including the assets of the Pension Fund and the contributions of Members.

  (b)
  No contribution will be made by the Participating Employer to the Pension Fund, in accordance with Section 4.3(a) unless it is an eligible contribution as defined by the Income Tax Act.

  (c)
  If at any time while the Plan continues in existence, the Actuary certifies that the assets of the Pension Fund exceed the actuarial liabilities of the Plan in respect of benefits defined in the Plan, such excess assets, or any portion of such excess assets, may be used by the Participating Employer to reduce its contribution obligations under Section 4.3(a), subject to any limitations prescribed under the Act.

  (d)
  Subject to the prior approval of the Superintendent of Pensions of Ontario, any payment by the Participating Employer in the Plan Year in excess of the amount required to be contributed under Section 4.3(a) may be returned to the Participating Employer out of the Pension Fund.

  (e)
  An amount contributed by:

  (i)
  a Member under Section 4.1 or 4.2; or

  (ii)
  the Participating Employer under Section 4.3,

    may be refunded at any time to the Member or Participating Employer as applicable where required to avoid the revocation of registration of the Plan under the Income Tax Act, subject to the prior notice being given to the Superintendent of pensions in Ontario, in accordance with the Act.

4.4
Remittances

The Participating Employer will remit to the Funding Agent, for deposit to the Pension Fund:

    (a)
    all sums received or deducted by the Participating Employer from a Member or from a Member's pay, within 30 days following the month in which such sums are received or deducted;

    (b)
    Participating Employer contributions, if any, in respect of the normal actuarial cost of benefits under the defined benefit component of the Plan and in respect of the Participating Employer portion of the accumulation in the defined contribution component of the Plan, in monthly instalments within 30 days following the month for which the contributions are payable; and

    (c)
    Participating Employer contributions, if any, in respect of special payments to amortize an unfunded actuarial liability or solvency deficiency, in equal monthly instalments throughout the Plan Year.

4.5
No Withdrawal

  While he remains in the Service of the Participating Employer, a Member may not withdraw any portion of his required or additional voluntary contributions except to the extent specifically permitted by the Act and this Plan.

4.6
Member's Account

  The Company shall maintain, with respect to each Member who participates to the defined contribution component of the Plan, a Member's account which shall consist of all the contributions made to the defined contributions component of the Plan by the Member and by the Participating Employer on behalf of the Member or any transfer from another plan made by the Member and of the Credited Interest on such contributions and transfer. The Company shall also maintain the allocation of the balance of the Member's Account between the investment funds offered as chosen by the Member.

4.7
Allocation of the Member's Account

  Each Member shall allocate his Member's account to one or more of the investment funds offered by the Funding Agent for that purpose in accordance with the rules established by the Company from time to time and subject to any limitations prescribed by the Income Tax Act.

Section 5—Retirement Dates

5.1
Normal Retirement Date

  The normal retirement date of a Member means the first day of the month coincident with or next following the date on which he attains age 65.

5.2
Early Retirement Date

  If the Service of a Member terminates after he has attained age 55 and before his normal retirement date:

  (a)
  the Member will be considered to have retired early for the purposes of the Plan on his early retirement date which is the first day of the month coincident with or next following the date on which the Member's Service terminates; and

  (b)
  the Member will be entitled to receive an early retirement pension in accordance with Section 6.2.

5.3
Special Reduced Early Retirement Date

  If the Service of a Member, who has completed 10 or more years of Service, terminates after he has attained age 55 and before his normal retirement date:

  (a)
  the Member will be considered to have retired early for the purposes of the Plan on his special reduced early retirement date which is the first day of the month coincident with or next following the date on which the Member's Service terminates; and

  (b)
  the Member will be entitled to receive a special reduced early retirement pension in accordance with Section 6.3.

5.4
Special Unreduced Early Retirement Date

  If the Service of a Member, who has completed 20 or more years of Service, terminates after he has attained age 60 and before his normal retirement date:

  (a)
  the Member will be considered to have retired early for the purposes of the Plan on his special unreduced early retirement date which is the first day of the month coincident with or next following the date on which the Member's Service terminates; and

  (b)
  the Member will be entitled to receive a special unreduced early retirement pension in accordance with Section 6.4.

5.5
Postponed Retirement Date

  If, pursuant to provincial law and with the Participating Employer's written consent, a Member has remained in Service after his normal retirement date, the Member may retire on the first day of any month after his normal retirement date but will, in any event, be deemed to retire for purposes of the Plan not later than December 31st of the Plan Year in which the Member attains age 69 or such other time as is acceptable under the Income Tax Act of Canada and its Regulations.

Section 6—Retirement Benefits

6.1
Normal Retirement Pension

  A Member who retires on his normal retirement date will receive an annual pension from the defined benefit component of the Plan, payable in equal monthly instalments commencing on his normal retirement date, equal to (a) plus (b) as follows:

  (a)
  in respect of the Member's Credited Service before January 1, 1991, the annual pension calculated in accordance with the applicable formula in Section 17; plus

  (b)
  in respect of the Member's Credited Service on and after January 1, 1991, an annual amount of pension determined as the sum of (1) plus (2) as follows:

  (1)
  1.05% of the Member's Final Average Earnings up to the Final Average YMPE, plus 1.75% of the Member's Final Average Earnings in excess of the Final Average YMPE, multiplied by the Member's Credited Service on and after January 1, 1991; plus

  (2)
  the excess, if positive, of the amount of pension determined in accordance with Section 6.1(b)(2)(A) as follows, over the amount of pension determined in accordance with Section 6.1(b)(1):

  (A)
  an annual amount of pension equal to (i) plus (ii) as follows:

  (i)
  $480 multiplied by the Member's Credited Service on and after January 1, 1991; plus

  (ii)
  an amount of annual pension which is the Actuarial Equivalent of the Member's required contributions made to the Plan in 1991, plus Credited Interest.

6.2
Early Retirement Pension

  A Member who retires early under Section 5.2 may elect to receive from the defined benefit component of the Plan either:

  (a)
  a deferred annual pension commencing on his normal retirement date calculated according to the formula in Section 6.1, based on his Final Average Earnings, his Final Average YMPE and his Credited Service to his early retirement date; or

  (b)
  an annual pension commencing on the first day of any month coincident with or following his early retirement date up to his normal retirement date, equal to the Actuarial Equivalent of the deferred pension under Section 6.2(a).

6.3
Special Reduced Early Retirement Pension

  A Member who retires early under Section 5.3 may elect to receive from the defined benefit component of the Plan either:

  (a)
  a deferred annual pension commencing on his normal retirement date calculated according to the formula in Section 6.1, based on his Final Average Earnings, his Final Average YMPE and his Credited Service to his special reduced early retirement date; or

  (b)
  an annual pension commencing on the first day of any month coincident with or following his special reduced early retirement date up to his normal retirement date equal to the deferred pension under Section 6.3(a), reduced by:

  (1)
  if the sum of Member's age plus Service totalled at least 80 years on the date of termination of Service, 1/4 of 1% for each month by which the pension commencement date precedes the first day of the month coincident with or next following the day the Member will attain age 60; or

  (2)
  if paragraph (1) above does not apply, 1/4 of 1% for each month by which the pension commencement date precedes the Member's normal retirement date.

6.4
Special Unreduced Early Retirement Pension

  A Member who retires early under Section 5.4 may elect to receive from the defined benefit component of the Plan either:

  (a)
  a deferred annual pension commencing on his normal retirement date calculated according to the formula in Section 6.1, based on his Final Average Earnings, his Final Average YMPE and his Credited Service to his special unreduced early retirement date; or

  (b)
  an unreduced annual pension commencing on the first day of any month coincident with or following his special unreduced early retirement date up to his normal retirement date equal to the pension calculated according to the formula in Section 6.1, based on his Final Average Earnings, his Final Average YMPE and his Credited Service to his special unreduced early retirement date.

  In addition, a Member, who became a Member prior to April 1, 2001, who is not covered by Section 3.8(b) and who retires early under Section 5.4, will receive from the Plan, commencing on the first day of any month coincident with or following his special unreduced early retirement date up to his normal retirement date, an additional amount of annual pension equal to the amount of reduction made on account of his early retirement to his annual pension payable under the applicable pension plans for non-salaried employees sponsored by Paperboard Industries Corporation if the Member had joined this Plan after transferring from non-salaried employment status with Paperboard Industries Corporation and before such transfer, had been a member of one of the Company's sponsored pension plans for non-salaried employees.

6.5
Limit on Early Retirement Pension

  As required by the Income Tax Act, the annual pension payable to a Member commencing before his normal retirement date in accordance with Section 6.2(b) will not exceed the amount of annual pension payable commencing on the Member's normal retirement date based on the Member's Credited Service, Final Average Earnings and Final Average YMPE in effect on his early retirement date, reduced by 1/4 of 1% for each month by which the pension commencement date precedes the earliest of the day on which:

  (a)
  the Member will attain age 60;

  (b)
  the sum of the Member's age plus early retirement eligibility service (as defined under the Income Tax Act) would have totalled 80 years; or

  (c)
  the Member would have completed 30 years of early retirement eligibility service (as defined under the Income Tax Act).

6.6
Bridging Pension

(a)
A Member who retires under Section 5.4 and who is receiving a pension from the Plan under Section 6.4 is entitled to receive, in addition to the pension under Section 6.4, a bridging pension payable monthly commencing in the same month that his special unreduced early retirement pension commences. The monthly amount of the bridging pension is equal to $18 multiplied by the Member's Credited Service, to a maximum of 30 years. The monthly bridging pension is paid to the Member up to the first day of the month immediately preceding his normal retirement date. If the Member dies before such date, the Member's Spouse will receive the remaining payments in equal monthly instalments, had the Member did not die. If the Member's Spouse dies before having received the total remaining payments, the Spouse's estate will receive the value of the remaining payments in a lump sum. If the Member had no Spouse or if a waiver form was signed as described in Section 8.4, the Member's Beneficiary will receive the value of the remaining payments in a lump sum.

  (b)
  A Member who retires under Section 5.3 and who is receiving a pension from the Plan under Section 6.3 is entitled to receive, in addition to the pension under Section 6.3, a bridging pension payable in the same amount and under the same conditions as described in Section 6.6(a) provided that, at the date of termination of Service, the sum of the Member's age plus Service totalled at least 80 years and the Member had attained age 58. However, notwithstanding what is indicated above, the bridging pension will be reduced by 2/3 of 1% for each month by which the pension commencement date precedes the first day of the month coincident with or next following the day the Member will attain age 60.

  (c)
  The bridging pension payable under Section 6.6 shall not exceed the limit prescribed under 8503(2)(b) of the Income Tax Act regulations.

6.7
Postponed Retirement Pension—General Provision

  Subject to Section 6.8, a Member who remains in Service after his normal retirement date under Section 5.5 will receive either:

  (a)
  an annual pension commencing on his normal retirement date equal to the pension calculated according to the formula in Section 6.1, based on the Member's Final Average Earnings, his Final Average YMPE and his Credited Service at his normal retirement date, in the event the Member elects to commence receiving his pension on his normal retirement date, provided the Member elects not to continue to make required contributions to the defined benefit component of the Plan after his normal retirement date and does not accrue further pension benefits under the Plan after his normal retirement date; or

  (b)
  an annual pension commencing on his postponed retirement date, equal to the pension calculated according to the formula in Section 6.1, based on the Member's Final Average Earnings, his Final Average YMPE and his Credited Service to his postponed retirement date in the event the Member elects to continue to make required contributions to the defined benefit component of the Plan after his normal retirement date; or

  (c)
  an annual pension commencing on his postponed retirement date, equal to the Actuarial Equivalent of the pension accrued by the Member to his normal retirement date calculated according to the formula in Section 6.1, based on the Member's Final Average Earnings, his Final Average YMPE and Credited Service to his normal retirement date, in the event the Member elects not to continue to make required contributions to the defined benefit component of the Plan after his normal retirement date but elects to defer receipt of his pension until his postponed retirement date.

6.8
Postponed Retirement Pension—Québec Employees

  A Member employed by the Participating Employer in Québec who remains in Service beyond his normal retirement date, under Section 5.5, will receive either:

  (a)
  in the event the Member elects to commence receipt of his pension on his normal retirement date, an annual pension equal to the pension calculated according to the formula in Section 6.1, based on the Member's Final Average Earnings, his Final Average YMPE and his Credited Service to his normal retirement date; or

  (b)
  in the event the Member elects to continue making contributions to the defined benefit component of the Plan after his normal retirement date, an annual pension commencing on his postponed retirement date, equal to (1) plus (2) as follows:

  (1)
  the Actuarial Equivalent of the pension calculated according to the formula in Section 6.1, based on the Member's Final Average Earnings, his Final Average YMPE and his Credited Service to his normal retirement date; plus

  (2)
  an amount of pension equal to the sum of (i) and (ii) as follows:

  (i)
  the annual pension accrued by the Member according to the formula in Section 6.1 based on the Member's Credited Service on and after his normal retirement date up to his postponed retirement date and based on the Member's Final Average Earnings and Final Average YMPE at his postponed retirement date; plus

      (ii)
      the excess, if positive, of the amount of annual pension which is the Actuarial Equivalent of the required contributions made by the Member to the defined benefit component of the Plan after his normal retirement date, plus Credited Interest, over the amount of annual pension described in Section 6.8(b)(2)(i).

      Notwithstanding the foregoing, if the Member suffers a reduction in his remuneration, he may require that all or a portion of his pension be paid to him on or after his normal retirement date but only to the extent necessary to replace a reduction in remuneration. A Member may apply for an adjustment of pension payments under this Section 6.8 once every 12 months only. Such Member will cease accruing pension benefits and making contributions under the Plan on the date he commences receipt of his partial entitlement.

6.9
Benefit From Member Additional Voluntary Contributions to the Defined Benefit Component of the Plan and Excess Contributions

  In addition to any other retirement pension payable under Section 6, the Member is entitled at retirement to:

  (a)
  a refund of the balance of any remaining additional voluntary contributions made to any Predecessor Plan, plus Credited Interest, or the annuity that can be purchased with such amount, or may directly transfer the balance to a registered retirement savings plan or registered retirement income fund; and

  (b)
  his Excess Contributions determined according to Section 7.1 and payable according to Section 7.2.

6.10
Maximum Pension Provisions

  Notwithstanding any other provision of this Plan to the contrary:

  (a)
  Maximum Pension

    The annual lifetime pension payable to a Member under the defined benefit component of this Plan in the normal form of pension including any portion of pension payable to a Member's Spouse or former Spouse pursuant to Section 14.2, determined at the earliest of the Member's death, retirement, termination of Service or termination of the Plan, will not exceed the years of pensionable service of the Member multiplied by the lesser of:

    (1)
    $1,722.22 or such greater amount prescribed for this purpose by the Income Tax Act; and

    (2)
    2% of the average of the Member's best 3 consecutive years' remuneration from the Participating Employer,

    reduced, if the pension commencement date precedes the earliest of the days on which:

    (3)
    the Member will attain age 60;

    (4)
    the Member's age plus pensionable service, as permitted by the Income Tax Act, would have equalled 80; or

    (5)
    the Member would have completed 30 years of pensionable service as permitted by the Income Tax Act,

    by 1/4 of 1% for each month by which the pension commencement date precedes that day.

    This Section 6.10 does not apply to additional benefits payable as a result of any Actuarial Equivalent increase due to deferral of pension commencement after age 65 nor does it apply to that portion, if any, of the pension derived from a Member's Excess Contributions or additional voluntary contributions.

    For purposes of this Section 6.10 a Member's pensionable service before January 1, 1992 is limited to 35 years.

    For any portion of a Member's pensionable service before January 1, 1990, that the Member elected to purchase pursuant to Section 4.1(b) and that was not pensionable service before the time the Member purchased credit for such service, the amount in Section 6.10(a)(1) should be read as $1,150.00.

  (b)
  Post-1991 Service Combined Bridging Pension and Pension Maximum

    The annual amount of bridging pension payable under Section 6.6, in combination with the annual lifetime pension payable under Section 6.4 and under an associated defined benefit provision, as defined for this purpose by the Income Tax Act, all provided in respect of periods after December 31, 1991, shall not exceed (1) plus (2) as follows:

    (1)
    $1,722.22 or such greater amount prescribed for this purpose by the Income Tax Act, multiplied by the pensionable service of the Member after December 31, 1991; plus

    (2)
    1/35th of 25% of the average of the YMPE for the year of retirement and each of the 2 immediately preceding years, multiplied by the pensionable service of the Member after December 31, 1991, not exceeding 35 years.

    For purposes of this Section 6.10, "pensionable earnings" and "pensionable service" will be defined as in Section 8500 of the Income Tax Act Regulations.

6.11
Defined Contribution Component of the Plan

(a)
A Member who elects to retire as provided for in Section 5 shall receive a pension benefit from the defined contribution component of the Plan in such amount as can be provided by the total balance to his credit in the Member's Account as at that date, related to Member's and Participating Employer's required contributions, in accordance with a form of pension benefits prescribed under the Act and the Income Tax Act.

    Such pension shall be purchased by the Member from an insurance company authorized to transact business in Canada chosen by the Member. In lieu of this pension, the Member may transfer the balance to his credit in the Member's Account to one of the vehicle described in Section 11.4. Such transfer or annuity purchase from an insurance company terminates the rights of the Member with respect to the defined contribution component of the Plan.

  (b)
  A Member who elects to retire as provided for in Section 5 shall receive from the defined contribution component of the Plan, in addition to the benefits described in Section 6.11(a), the total balance to his credit in the Member's Account as at that date related to any Member's additional voluntary contributions.

    This balance can either be refunded to the Member, transferred directly to his registered retirement savings plan or registered retirement income fund or be used to purchase a pension with an insurance company authorized to transact business in Canada.

6.12
Pension Adjustment

  In no event will the benefit accrued by a Member in a Plan Year under Section 6.1 plus the Participating Employer and Member contributions made under the defined contribution component of the Plan, result in a pension adjustment for the Member as defined by the Income Tax Act, in excess of the limits for the year prescribed by the Income Tax Act.

Section 7—Minimum Benefit Value and Excess Contributions

7.1
Minimum Value and Excess Contributions

(a)
Members Who Never Participated in the Montreal Plan

(1)
Minimum Value

      Upon the termination of a Member's Service, in respect of a Member who never participated in the Montreal Plan, the Commuted Value of the portion of the Member's pension accrued under Section 6.1 for Credited Service before January 1, 1987, determined at the date on which the Member's Service terminates, will be at least equal to his required contributions made to a Predecessor Plan before January 1, 1987 plus Credited Interest to the date of the determination.

    (2)
    Excess Contributions

      If, upon the termination of a Member's Service in respect of a Member who never participated in the Montreal Plan, the Member's required contributions made to the defined benefit component of the Plan and required contributions made to a Predecessor Plan on and after January 1, 1987, plus Credited Interest to the date of the determination exceed 50% of the Commuted Value of the portion of the Member's pension comprised of (i) and (ii) as follows:

      (i)
      the pension accrued or granted to him under Section 6.1 for Credited Service on and after January 1, 1987; plus

      (ii)
      any benefit improvement granted to him on or after January 1, 1987 in respect to the defined benefit component of the Plan,

      the excess, referred to as Excess Contributions, will be payable according to Section 7.2, in addition to any other benefit payable under the Plan.

    (3)
    Special Excess Contributions

      Notwithstanding Section 7.1(a)(2), if, upon termination of Member's Service for reason other than retirement in respect of a Member who never participated in the Montréal Plan, all pension entitlements are transferred out of the Pension Fund according to Sections 11.4 or 10.3(a)(3) or paid in a lump sum, the provisions of Section 7.1(a)(2) will be read by replacing "the Member's required contributions made to the Plan and required contributions made to a Predecessor Plan" by "2 times the sum of the Member's required contributions made to the defined benefit component of the Plan and any required contributions made to a Predecessor Plan" and by replacing "50% of the Commuted Value" by "100% of the Commuted Value".

  (b)
  Members Who Participated in the Montreal Plan

  (1)
  Minimum Value on Death

      Upon the death of a Member who was participating in the Montreal Plan on December 31, 1990, the Commuted Value of the portion of the Member's pension accrued under Section 6.1 for Credited Service before January 1, 1987, determined at the Member's date of death will be at least equal to his required contributions made to the Montreal Plan before January 1, 1987 plus Credited Interest to his date of death.

    (2)
    Excess Contributions on Death

      If, upon the death of a Member who was participating in the Montreal Plan on December 31, 1990, the Member's required contributions made to the defined benefit component of the Plan and to the Montreal Plan on and after January 1, 1987, plus Credited Interest to the date of death exceed 50% of the Commuted Value of the portion of the Member's pension comprised of (i) and (ii) as follows:

      (i)
      the pension accrued or granted to him under Section 6.1 for Credited Service on and after January 1, 1987; plus

      (ii)
      any benefit improvement granted to him on or after January 1, 1987 in respect to the defined benefit component of the Plan,

      the excess, referred to as Excess Contributions will be payable according to Section 7.2, in addition to any other death benefit payable under the Plan.

    (3)
    Excess Contributions on Retirement or Service Termination

      If, upon the retirement of a Member or upon the termination of a Member's Service other than by reason of his death in respect of a Member who was participating in the Montreal Plan on December 31, 1990, the Member's required contributions made to the defined benefit component of the Plan and to the Montreal Plan plus Credited Interest to the date of his retirement or termination of Service exceed 50% of the Commuted Value of the Member's pension accrued to him under Section 6.1 for his Credited Service to his date of retirement or termination of Service, the excess referred to as Excess Contributions will be payable according to Section 7.2, in addition to any other benefit payable under the Plan.

    (4)
    Special Excess Contributions

      Notwithstanding Sections 7.1(b)(2) or 7.1(b)(3), if, upon termination of Member's Service for reason other than retirement in respect of a Member who participated in the Montreal Plan on December 31, 1990, all pension entitlements are transferred out of the Pension Fund according to Sections 11.4 or 10.3(a)(3) or paid in a lump sum, the provisions of Section 7.1(b)(2) if the Service is terminated following the death of the Member or Section 7.1(b)(3) if the Service is terminated for reason other than retirement or death will be read by replacing "the Member's required contributions made to the Plan and to the Montreal Plan" by "2 times the sum of the Member's required contributions made to the defined benefit component of the Plan and to the Montreal Plan" and by replacing "50% of the Commuted Value" by "100% of the Commuted Value".

7.2
Method of Payment of Excess Contributions

(a)
Ontario Members

    If the Member was last employed by the Participating Employer in Ontario, any Excess Contributions determined according to Section 7.1(a)(2) will be payable in a lump sum to the Member upon his retirement or termination of Service or will be payable in a lump sum to the Member's Spouse, or if none, to his Beneficiary upon the Member's death.

    If the Member was last employed by the Participating Employer in Ontario, any Excess Contributions determined according to Section 7.1(b)(2) will be payable in a lump sum to the Member's Spouse, or if none, to his Beneficiary upon the Member's death.

    If the Member was last employed by the Participating Employer in Ontario, any Excess Contributions determined according to Section 7.1(b)(3) will be payable as follows upon the Member's retirement or termination of Service:

    (1)
    the portion of any Excess Contributions in respect of the Member's Credited Service on or after January 1, 1987 will be payable in a lump sum to the Member; and

    (2)
    the portion of any Excess Contributions in respect of the Member's Credited Service before January 1, 1987 will not be paid in a lump sum to the Member, but at the Member's election may be either:

      (i)
      left in the Pension Fund and be used to provide an additional lifetime pension to the Member at his pension commencement date. The amount of additional pension to be provided by such Excess Contributions will be determined by the Actuary; or

      (ii)
      transferred directly to the Member's registered retirement savings plan or to another registered pension plan to which the Member subsequently belongs, provided that the transferee agrees to administer the transferred amount as a life annuity not capable of commutation or surrender and provided further that the Member also elects to transfer the Commuted Value of his pension entitlements under Section 11.4.

  (b)
  Manitoba Members

    If the Member was last employed by the Participating Employer in Manitoba, any Excess Contributions determined according to Section 7.1(a)(2) will be payable in a lump sum to the Member upon his retirement or termination of Service or will be payable in a lump sum to the Member's Spouse, or if none, to his Beneficiary upon the Member's death.

    However, upon the Member's retirement or termination of Service, he may elect, in lieu of the lump sum payment of his Excess Contributions, to leave his Excess Contributions in the Pension Fund to be used to provide an additional lifetime pension at his pension commencement date. The amount of additional pension to be provided by such Excess Contributions will be determined by the Actuary.

  (c)
  Québec Members

    If the Member was last employed by the Participating Employer in Québec, any Excess Contributions determined according to Section 7.1(a)(2) or Section 7.1(b)(2) as a result of the Member's death will be payable in a lump sum to the Member's Spouse, or if none, to his Beneficiary.

    If the Member was last employed by the Participating Employer in Québec, any Excess Contributions determined according to Section 7.1(a)(2) or Section 7.1(b)(3) as a result of the Member's retirement or termination of Service may, at the Member's election, be either:

    (1)
    left in the Pension Fund and be used to provide an additional lifetime pension to the Member at his pension commencement date. The amount of additional pension to be provided by such Excess Contributions will be determined by the Actuary; or

    (2)
    transferred directly to the Member's registered retirement savings plan or to another registered pension plan to which the Member subsequently belongs, provided that the transferee agrees to administer the transferred amount as a life annuity not capable of commutation in accordance with the Québec Supplemental Pension Plans Act, provided that the Member also elects to transfer the Commuted Value of his pension entitlements under Section 11.4.

Section 8—Form of Pension Benefits

8.1
Calculation According to Normal Form

(a)
Pension Calculation

    The amount of pension provided under Section 6.1, 6.2, 6.3, 6.4, 6.7 or 6.8 is calculated according to the normal form of pension and is payable in that normal form except

    (i)
    when the automatic form of pension applies,

    (ii)
    when the Member elects an optional form of pension, or

    (iii)
    in respect of any part of the Member's pension that is replaced by a temporary pension or by a lump sum pursuant to Section 11.6.

  (b)
  Bridging Pension Calculation

    The amount and form of payment of the bridging pension are determined according to Section 6.6.

8.2
Normal Form of Pension

(a)
General Rule

    Subject to Section 8.2(b), the normal form of pension is an annuity payable in equal monthly instalments for the life of the Member and in any event for a period of not less than 120 months. If the Member dies before receiving 120 monthly payments, his Beneficiary will receive the value of the remaining balance of the 120 monthly payments in a lump sum. If the Member dies after receiving 120 monthly payments, the last payment will be the payment for the month in which the Member's death occurs.

  (b)
  Pre-1991 Service for Former Members of Montreal Plan

    For a Member who was participating in the Montreal Plan on December 31, 1990 the normal form of pension which applies to the portion of his pension under Section 6.1 accrued for his Credited Service to December 31, 1990 will depend on whether the Member has a Spouse on the date on which his pension payments commence, as follows:

    (1)
    Member Without A Spouse

      If the Member does not have a Spouse on the date on which his pension payments commence, the normal form of pension is an annuity payable in equal monthly instalments for the life of the Member and in any event for a period of not less than 120 months. If the Member dies before receiving 120 monthly payments, his Beneficiary will receive the value of the remaining balance of the 120 monthly payments in a lump sum. If the Member dies after receiving 120 monthly payments, the last payment will be the payment for the month in which the Member's death occurs.

    (2)
    Member With a Spouse

      If the Member has a Spouse on the date on which his pension payments commence, the normal form of pension is a joint and survivor annuity which is payable in equal monthly instalments for the life of the Member and payable after the Member's death to the Member's surviving Spouse for her life in monthly instalments equal to 66 2/3% of the amount of pension the Member was receiving immediately before his death.

    For a Member who was a participant in the Montreal Plan on December 31, 1990, the normal form of pension which applies to the portion of his pension under Section 6.1 accrued for his Credited Service on and after January 1, 1991 is determined according to Section 8.2(a).

8.3
Automatic Form for a Member With a Spouse

  Subject to Section 8.4, for a Member who has a Spouse on the date on which his pension payments commence, the Member's pension must be paid as a joint and survivor annuity which is:

  (a)
  payable in equal monthly instalments for the life of the Member and payable after the Member's death to the Member's Spouse for her life in monthly instalments equal to 60% (66 2/3% for a Member who was last employed by the Participating Employer in Manitoba) of the amount of pension the Member was receiving immediately before his death; and

  (b)
  the Actuarial Equivalent of the Member's pension payable under the normal form according to Section 8.2(a) or Section 8.2(b)(1), as applicable.

8.4
Waiver of Automatic Form of Pension

  A Member who has a Spouse may elect any form of pension under Section 8.5 which provides no benefit to the Spouse or a benefit to the Spouse that is less that 60% (66 2/3% for a Member who was last employed by the Participating Employer in Manitoba) of the benefit paid to the Member if:

  (a)
  the Member delivers to the Participating Employer, within the 12 month period immediately preceding the date upon which payment of the pension is to commence, the written waiver of the Member and the Member's Spouse in the form prescribed under the Act; and

  (b)
  this waiver is not revoked by the Member and his Spouse prior to the commencement of the pension.

8.5
Optional Forms of Pension

  In lieu of the normal form of pension payable according to Section 8.2 or the automatic form of pension payable according to Section 8.3 and subject to the restriction under Section 8.4, a Member may elect, before pension commencement, to receive his pension in one of the optional forms of pension specified below. The amount of pension payable to a Member in accordance with his elected optional form of pension will be the Actuarial Equivalent of the Member's pension payable under the normal form of pension according to Section 8.2(a) or Section 8.2(b)(1) as applicable.

  The optional forms of pension are:

  (a)
  Single Life

    The single life form of pension is an annuity payable in equal monthly instalments for the life of the Member with the last payment being the payment for the month in which the Member's death occurs.

  (b)
  Single Life Guaranteed 60 Months

    The single life guaranteed 60 months form of pension is an annuity payable in equal monthly instalments for the life of the Member and in any event for a period of not less than 60 months. If the Member dies before receiving 60 monthly payments, his Beneficiary will receive the value of the remaining balance of the 60 monthly payments in a lump sum. If the Member dies after receiving 60 monthly payments, the last payment will be the payment for the month in which the Member's death occurs.

  (c)
  Single Life Guaranteed 120 Months

    The single life guaranteed 120 months form of pension is an annuity payable in equal monthly instalments for the life of the Member and in any event for a period of not less than 120 months. If the Member dies before receiving 120 monthly payments, his Beneficiary will receive the value of the remaining balance of the 120 monthly payments in a lump sum. If the Member dies after receiving 120 monthly payments, the last payment will be the payment for the month in which the Member's death occurs.

  (d)
  Single Life Guaranteed 180 Months

    The single life guaranteed 180 months form of pension is an annuity payable in equal monthly instalments for the life of the Member and in any event for a period of not less than 180 months. If the Member dies before receiving 180 monthly payments, his Beneficiary will receive the value of the remaining balance of the 180 monthly payments in a lump sum. If the Member dies after receiving 180 monthly payments, the last payment will be the payment for the month in which the Member's death occurs.

  (e)
  Joint and 100% Survivor Annuity

    The joint and 100% survivor annuity form of pension is a joint and survivor annuity which is payable in equal monthly instalments for the life of the Member and payable after the Member's death to the Member's surviving Spouse for her life in monthly instalments equal to 100% of the amount of pension the Member was receiving immediately before his death.

  (f)
  Joint and 60% Survivor Annuity Guaranteed 120 Months

    The joint and 60% survivor annuity guaranteed 120 months form of pension is an annuity which is payable in equal monthly instalments:

    (i)
    for the life of the Member with the guarantee that, if the Member dies before receiving 120 monthly payments, the Member's surviving Spouse will receive the remaining payments in equal monthly instalments; and

    (ii)
    which, after the expiration of the guaranteed period, continue to be paid to the surviving Spouse for the Spouse's lifetime, in monthly instalments equal to 60% of the amount payable at the date of expiration of the guaranteed period.

    If the Member and the Member's Spouse die before having received a total of 120 monthly payments, the estate of the last survivor will receive the value of the remaining balance of the 120 monthly payments in a lump sum.

8.6
Effect of Separation, Divorce or Annulment of Marriage—Québec Members

  In respect of a Member who retires from Service in Québec, the right of such Member's Spouse to any survivor benefit payable under this Section 8 will be terminated by separation from bed and board, divorce, annulment of marriage or cessation of conjugal relationship, as applicable, except where, following such event:

  (a)
  the Member notified the Participating Employer, in writing, to pay the pension to the Spouse despite such dissolution of marriage, separation or cessation of conjugal relationship; and

  (b)
  where the judgment of separation from bed and board, divorce or annulment of marriage, or where the cessation of conjugal relationship was effective after August 31, 1990 but before January 1, 2001, a division of the Member's benefit under Section 14.2 was not completed.

8.7
Redetermination of Member's Pension

(a)
Where a Québec Member's pension has been established pursuant to Section 8.2(b)(2), 8.3, 8.5(e) or 8.5(f) and the entitlement of his Spouse to the survivor pension is terminated pursuant to Section 8.6, the Member may request a redetermination of his pension. The redetermined pension shall be in the same amount and have the same characteristics as the pension that would be payable to the Member under Section 8.2 at the date of redetermination had the Member not had a Spouse on the pension commencement date.

(b)
Unless the Participating Employer has received the notice referred to in Section 8.6(a), the Participating Employer shall redetermine the Member's pension if, after the pension commencement date, there has been a division of the Member's pension pursuant to Section 14.2(b).

(c)
The redetermination of a pension under this Section cannot alone operate to reduce the amount of the pension paid to the Member.

8.8
Temporary Pension

(1)
A Member working in Québec who has attained age 55 but not age 65 and whose Service is terminated on or after June 5, 1997 is entitled, under conditions prescribed by the Québec pension legislation, to replace his pension from the defined benefit component of the Plan, in whole or in part, before payment begins, by a temporary pension the amount of which is fixed by him and which meets the following requirements:

(a)
the annual amount of the pension does not exceed 40% of the YMPE for the year in which payment of the pension begins, that limit being reduced, where applicable, by the annual amount of any other temporary benefit to which the Member is entitled under the Plan;

(b)
payment of the temporary pension ceases at the latest with the payment immediately preceding or coincident with the Member's Normal Retirement Date;

    (c)
    the temporary pension is the Actuarial Equivalent of the pension or of the part of the pension it replaces, determined on the date of the replacement.

  (2)
  The Spouse of a Member working in Québec who elects to replace his pension from the defined benefit component of the Plan by a temporary pension is entitled to a pension, payable from the death of the Member to the end of the period of replacement, in monthly instalments equal to 60% of the amount of temporary pension the Member was receiving immediately before his death. The Spouse may waive the right to such pension or revoke the waiver prior to the commencement of the temporary pension, according to the same conditions as those applicable under paragraph 8.4.

8.9
Temporary Pension to Surviving Spouse

  A Spouse of a Member who was working in Québec who has become entitled to a pension from the defined benefit component of the Plan on or after June 5, 1997 and who has attained age 55 but not age 65 is entitled, under conditions prescribed by the Québec pension legislation, to replace his pension, in whole or in part, before payment begins, by a temporary pension the amount of which is fixed by him and which meets the following requirements:

  (a)
  the annual amount of the pension does not exceed 40% of the YMPE for the year in which payment of the pension begins, that limit being reduced, where applicable, by the annual amount of any other temporary benefit to which the Spouse is entitled under the Plan;

  (b)
  payment of the temporary pension ceases at the latest with the payment immediately preceding or coincident with the date of the Spouse's attainment of age 65;

  (c)
  the temporary pension is the Actuarial Equivalent of the pension or of the part of the pension it replaces, determined on the date of the replacement.

Section 9—Disability Accrual

9.1    Member Required Contributions During Disability

  A Member is exempted from the requirement under Section 4.1(a) or Section 4.1(c) to make contributions to the Plan during a period of Total Disability, during which the Member receives long-term disability benefits from a plan sponsored by the Participating Employer—in this Section 9 referred to as a period of credited Total Disability.

9.2    Continuing Accrual During Disability Period

  During the period of a Member's credited Total Disability,

  (a)
  if the Member was not participating in the defined contribution component of the Plan before becoming disabled, he will continue to accrue benefits under Section 6.1 on the basis of his Earnings and the YMPE as defined in Sections 2.10 and 2.36 respectively;

  (b)
  if the Member was participating in the defined contribution component of the Plan before becoming disabled, the Participating Employer will contribute for him the Member's contributions under Section 4.1(c) at a percentage of Earnings equal to the average percentage contributed by the Member over the 5 years preceding the period of credited Total Disability. The Participating Employer will also contribute the corresponding amounts under Section 4.3(a)(3).

9.3    Cessation of Disability

  A Member will cease to be entitled to the accrual of pension benefits under Section 9 at the earliest of the following dates:

  (a)
  the Member's date of death;

  (b)
  the date the Member is deemed to have recovered from his Total Disability; or

  (c)
  the Member's normal retirement date.

9.4    Death of a Disabled Member

  If a Member, who is accruing benefits under Section 9.2, dies before his normal retirement date, death benefits will be payable in accordance with Section 10, based on the provisions of the Plan in effect at the date of his death.

9.5    Recovery of a Disabled Member

  If a Member, who is accruing benefits under Section 9.2, recovers from his Total Disability before his normal retirement date and the Member does not return to active Service within 14 days of his recovery from Total Disability, he will be deemed to have terminated his Service, for purposes of the Plan, as of the date that he ceases to suffer from a Total Disability and his pension will be calculated based on the provisions of the Plan in effect at the date of his deemed termination.

9.6    Disability Continuing Until Normal Retirement

  If a Member, who is accruing benefits under Section 9.2, continues to suffer a Total Disability until his normal retirement date, the Member will be deemed to retire on his normal retirement date and his pension will be calculated based on the provisions of the Plan in effect as at the date of his retirement.

Section 10—Death Benefits

10.1
Death Before Pension Commencement and Normal Retirement Date

  If a Member dies before the commencement of his pension and before his normal retirement date, a death benefit equal to the Commuted Value of the Member's pension accrued to him to his date of death according to the formula in Section 6.1 and, if such Member dies before age 55, as if the Member had terminated his employment on that date is payable to the Member's Spouse, or if none, to his Beneficiary, in accordance with Section 10.3.

10.2
Death Before Pension Commencement but After Normal Retirement Date

(a)
General Rule

    Subject to Section 10.2(b), if a Member dies in Service before the commencement of his pension and after his normal retirement date, a death benefit equal to the Commuted Value of the Member's pension accrued to him to his date of death according to the formula in Section 6.7 or 6.8, whichever is applicable, is payable to the Member's Spouse, or if none, to his Beneficiary, in accordance with Section 10.3.

  (b)
  Québec Members

    If a Member dies in Service before the commencement of his pension and after his normal retirement date and if the Member was employed by the Participating Employer in Québec at the date of his death, the Member's surviving Spouse may elect to receive, in lieu of the death benefit described in Section 10.2(a), a pension commencing on the first day of the month following the Member's date of death, the value of which will be equal to the greater of:

    (1)
    the Commuted Value of the Member's pension accrued to him to his date of death according to the formula in Section 6.1; or

    (2)
    the Commuted Value of the pension the Spouse would have been entitled to receive under Section 8.1, if payment of the postponed pension had begun on the day preceding the death of the Member.

10.3
Settlement Options

(a)
Death Benefit Payable to Spouse

    The Spouse may elect to receive the benefit described in Section 10.1 or 10.2(a), as applicable, in one of the following forms:

    (1)
    as a lump sum payment;

    (2)
    as an immediate or deferred annuity payable for the Spouse's lifetime, which will commence on the first day of any month following the Member's death but before the Spouse's 65th birthday; or

    (3)
    if permitted under the Income Tax Act, as a direct transfer to:

    (i)
    a registered pension plan in which the Spouse is a member or former member, provided, the plan permits such transfer;

    (ii)
    the Spouse's registered retirement savings plan; or

    (iii)
    an insurance company licensed to transact business in Canada to purchase an immediate or deferred life annuity.

    Notwithstanding the foregoing, the Spouse of a Member last employed by the Participating Employer in Manitoba, may not elect the settlement option under Section 10.3(a)(1) upon the Member's death. Such Spouse may elect to transfer funds in accordance with Section 10.3(a)(3) or into a locked-in retirement arrangement provided the transferee agrees to administer the transferred amount as a non-commutable life annuity governed by the provisions of the Pension Benefits Act of Manitoba

  (b)
  Death Benefit Payable to Non-Spouse Beneficiary

    If the Member does not have a Spouse at the date of his death, the death benefit payable under Section 10.1 or 10.2(a), as applicable, is payable to the Member's Beneficiary in a lump sum.

10.4
Death After Pension Commencement

  Any death benefit payable upon the death of a Member who has commenced to receive his pension will be paid according to the form of the pension under which the Member was receiving his pension according to Section 8.

10.5
Refund of Voluntary Contributions to the Defined Benefit Component of the Plan, Excess Contributions and Additional Benefits

  In addition to any other death benefit payable under Section 10:

  (a)
  the Member's Spouse, or if none, his Beneficiary is entitled to receive a refund of the Member's remaining additional voluntary contributions to the Predecessor Plan, plus Credited Interest;

  (b)
  the Member's Spouse, or if none, his Beneficiary, is entitled to receive the Member's Excess Contributions, if any, determined and payable in accordance with Section 7 and

  (c)
  the additional benefit determined and payable in accordance with Section 11.2.

10.6
Spousal Waiver

  The Member employed in Ontario and his Spouse (the Member's Spouse only if the Member is employed in Québec) may waive the Spouse's priority to death benefits under this Section 10 by completing a declaration to that effect in the form prescribed by the Act.

10.7
Effect of Separation, Divorce or Annulment of Marriage—Québec Member

  The right of the Member's Spouse to the death benefit payable under Section 10.1, 10.2 or 10.5, as applicable in respect of a Member who dies while in Service in Québec, is terminated by separation from bed and board, divorce, annulment of marriage or cessation of conjugal relationship, as applicable, except where on the day of the Member's death such Spouse is also the Member's Beneficiary.

10.8
Designation of Beneficiary

  Subject to Section 10.6, a Member may designate, by written notice delivered to the Participating Employer, a Beneficiary to receive any benefits payable on the death of the Member to a Beneficiary. A Member may revoke or amend such designation in the same manner, at any time, subject to any applicable laws governing the designation of beneficiaries.

10.9
Death of Beneficiary

  If a Beneficiary, as a result of a Member's death, is entitled to payments under a form of benefit with a guaranteed number of payments and the Beneficiary dies before receiving all of the guaranteed number of payments, the Commuted Value of the remainder of the guaranteed payments will be paid in a lump sum to the estate of the Beneficiary.

10.10
Two or More Beneficiaries

  If a Member designates 2 or more beneficiaries and one or more of such Beneficiaries predeceases the Member or dies before payment of the death benefit, the share of the predeceasing Beneficiary or Beneficiaries will revert to the surviving Beneficiary or Beneficiaries.

10.11
Defined Contribution Component of the Plan

  In addition to any other benefit payable upon death before retirement under Section 10, if a Member dies, a death benefit is payable from the defined contribution component of the Plan in an amount equal to the Member's Account. The death benefit is payable to the Member's Spouse, or if none, to the Member's Beneficiary, in accordance with Section 10.3.

Section 11—Termination Benefits

11.1
Termination Benefits

  If a Member's Service is terminated for any reason other than retirement or death, the Member is entitled to receive, from the defined benefit component of the Plan:

  (a)
  a deferred pension commencing on his normal retirement date in the amount accrued to him under Section 6.1, based on his Final Average Earnings, Final Average YMPE and Credited Service to his termination date; and

  (b)
  a refund of his remaining additional voluntary contributions made to a Predecessor Plan, plus Credited Interest; and

  (c)
  his Excess Contributions determined and payable in accordance with Section 7; and

  (d)
  any additional benefit, payable on his normal retirement date, determined in accordance with Section 11.2.

11.2
Additional Benefit for Québec Member

  Upon termination of Service of a Member working in Québec, the Member is entitled to an additional benefit from the defined benefit component of the Plan which has a value at least equal to (a) less (b) below:

  (a)
  the Commuted Value of the deferred pension described in Section 11.1(a), including, with respect to Service after December 31, 2000, an indexation provision from the date of termination of service to attainment of age 55 at 50% of the increase in the Consumer Price Index as published by Statistics Canada with an annual minimum and maximum indexation of 0% and 2%, increased by the corresponding Excess Contributions determined in accordance with Section 7 taking into account the above indexation provision; and

  (b)
  the Commuted Value of the deferred pension described in Section 11.1(a), increased by the Excess contributions determined in accordance with Section 7.

  This additional benefit will be payable in the form of a life annuity established at the date of termination of Service and whose amount may not exceed the maximum amount that may be set by improving the pension accrued for Credited Service before January 1, 1990 or by using the "Highest Average Compensation" as defined in the Income Tax Act, provided that these calculations do not result in the determination of a past service pension adjustment within the meaning of the Income Tax Act. As the case may be, the portion of the value of the additional benefit that may not be provided in the form of a life annuity by reason of this limit shall be paid to the Member in a lump sum, at the date of termination of Service.

11.3
Early Commencement of Deferred Pension

  If a Member's Service terminates, for any reason other than retirement or death, before attaining the age of 55 and the Member is entitled to receive a deferred pension under Section 11.1(a), the Member may elect to commence receiving his pension on the first day of any month coincident with or following his attainment of age 55 up to his normal retirement date. The amount of his pension will be the Actuarial Equivalent of the deferred pension otherwise commencing on his normal retirement date.

  As required by the Income Tax Act, in no event will the pension payable to such a Member who elects to commence receiving his pension prior to his normal retirement date exceed the pension payable to the Member commencing on his normal retirement date, reduced by 1/4 of 1% for each month by which commencement of his pension precedes the Member's attainment of age 60.

11.4
Portability
(a)
Subject to Section 11.4(b) and 11.4(c), if a Member's Service terminates for any reason other than retirement or death, before attaining age 55 and the Member is entitled to receive a deferred pension under Section 11.1(a), the Member may elect not to receive the deferred pension and instead may elect to have the Commuted Value of the deferred pension, plus Credited Interest:

    (1)
    transferred directly on his behalf on a locked-in basis to another registered pension plan, provided the administrator of that plan agrees to accept the transfer; or

    (2)
    transferred directly on his behalf on a locked-in basis to a registered retirement savings plan or any other retirement funding arrangement that may be prescribed for this purpose by the Act; or

    (3)
    applied to purchase a deferred life annuity under which he is the annuitant from an insurance company licensed to transact business in Canada, provided payment of the annuity will not commence before the earliest date on which the Member was entitled to receive pension payments under the Plan.

      Upon such a transfer or purchase, the Member will cease to be a Member and will have no further entitlement under the Plan.

  (b)
  The Participating Employer will not permit a transfer or purchase under Section 11.4(a) unless the Participating Employer is satisfied that the transfer or purchase complies with the requirements of the Act and the Income Tax Act.

  (c)
  Amounts transferred in accordance with Section 11.4(a)(1) to a defined contribution provision of a registered pension plan, and amounts transferred in accordance with Section 11.4(a)(2) will not exceed the maximum amount prescribed for this purpose by the Income Tax Act. The excess of the Commuted Value plus Credited Interest, if any, over the amount transferred will be paid directly to the Member in cash. This restriction does not apply to the transfer of additional voluntary contributions.

11.5
Defined Contribution Component of the Plan
(a)
If a Member's Service is terminated for any reason other than retirement or death, the Member is entitled to receive a deferred pension from the defined contribution component, commencing on his normal retirement date, in such amount as can be provided by the total balance of his credit in the Member's Account as at that date, related to Member's and Participating Employer's required contributions, as at that date.

    Such pension shall be purchased by the Member from an insurance company authorized to transact business in Canada chosen by the Member. In lieu of this pension, the Member may transfer the balance to his credit in the Member's Account to one of the vehicle described in Section 11.4. Such transfer or annuity purchase from an insurance company terminates the rights of the Member with respect to the defined contribution component of the Plan.

  (b)
  If a Member's Service is terminated for any reason other than retirement or death, the Member is entitled to received from the defined contribution component of the Plan, in addition to the benefits described in Section 11.5(a), the total balance to his credit in the Member's Account as at that date related to Member's additional voluntary contributions.

    This balance can either be refunded to the Member, transferred directly to his registered retirement savings plan or retirement income fund or be used to purchase a pension with an insurance company authorized to transact business in Canada.

11.6
Replacement of pension by a lump sum

  A Member who is working in Québec or surviving Spouse of a Member who was working in Québec who is at least age 55, but not 65 years of age who has become entitled to a pension from the defined benefit component of the Plan may choose to receive an annual lump sum payment from the Plan in each year before pension payments start. Each lump sum payment is in exchange for lifetime pension benefits and cannot exceed:

  (a)
  40% of the YMPE for the year in which application is made by the Member or Spouse; less

  (b)
  the total temporary and other bridge pensions that will be received by the Member or Spouse during the year from other pension plans, life income funds and annuity contracts to which assets were transferred from a pension plan.

  A Member or Spouse can apply to the Participating Employer for such a lump-sum payment only once a year, by completing a declaration in the form prescribed under the Québec provincial legislation and by filing it with the Participating Employer along with the application.

11.7
Member No Longer Resident in Canada

  A Member who was working in Québec whose period of Service has terminated, who has not commenced to receive a pension from the Plan and who has ceased to reside in Canada for at least two years shall be entitled to a refund of the value of his benefits under the Plan, in full satisfaction thereof.

Section 12—Pension Fund

12.1
Pension Fund Administration

  The Pension Fund will be administered by the Funding Agent in accordance with the Funding Agreement.

12.2
Investments

  The Company will direct the investment of the Pension Fund in accordance with the provisions of the Act and the Income Tax Act and the Statement of Investment Policies and Goals, where applicable.

12.3
Ongoing Surplus

  Notwithstanding any provision of the Plan to the contrary, if at any time while the Plan continues in existence, the Actuary certifies that the assets of the Pension Fund exceed its liabilities (such excess referred to as the surplus), in respect of any or all of the following periods:

  (a)
  from the effective date of the Predecessor Plans to and including December 31, 1986;

  (b)
  from January 1, 1987 to and including December 31, 1990; and

  (c)
  after December 31, 1990,

  then all or part of such surplus may be refunded to the Company, subject to receiving the prior written consent of the Financial Services Commission of Ontario and any other relevant regulatory authority.

12.4
Fiscal Year

  The fiscal year of the Pension Fund is the calendar year.

12.5
Employee's Rights to the Pension Fund

  No Employee, by virtue of any provision of this Plan, will have any right to or any interest in any part of the Pension Fund upon separation from Service or otherwise, except as provided from time to time under this Plan. Any Member or other person having any claim under the Plan must look solely to the assets of the Pension Fund for such benefit subject to the provisions of the Act.

12.6
Liability of the Pension Fund

  Subject to the provisions of the Act, the benefits from the Plan will be limited to those which can be provided from the assets of the Pension Fund. The payment of benefits under the Plan will be a liability of the Pension Fund and not of the Funding Agent or the Participating Employer or any of their officers or directors.

12.7
Expenses

  All normal and reasonable fees and expenses, incurred in the operation and administration of the Pension Fund and the Plan, will be paid from the Pension Fund, including fees and expenses of the Participating Employer and its agents.

Section 13—Administration of the Plan

13.1
Administrator

  The administrator of the Plan will be the Company which will be responsible for all matters relating to the administration of the Plan. The Company may delegate such matters as it deems appropriate to one or more persons. The Company may decide conclusively all matters relating to the operation, interpretation and application of the Plan, consistent however with the terms of the Plan, the Funding Agreement and the Act.

13.2
Indemnification

  In the event the Company delegates all or some of its powers of administration to one or more agents, the Company will defend, save harmless and fully indemnify such agents, or any one of them, their heirs, executors, administrators, successors and legal representatives, at all times, from and against all claims and demands of every nature and kind and all proceedings in respect thereof which may be made or brought against them, or any one of them, by any Member for himself, his Spouse, his heirs, executors, administrators and beneficiaries, including all costs, disbursements, legal fees and all other expenses reasonably incurred or occasioned in connection therewith, save and except for any claims, demands and proceedings arising from any act or omission which is due to wilful misconduct, fraud or lack of good faith by such agents, or any one of them.

13.3
Rules of Administration

  The Company may enact rules and regulations relating to the administration of the Plan and may amend those rules and regulations from time to time. Such rules and regulations will not conflict with any provision of this Plan.

13.4
Plan Summary

  The Participating Employer will provide each Employee with a written explanation of the terms and conditions of the Plan and amendments thereto applicable to him, together with an explanation of the rights and duties of the Employee with reference to the benefits available to him under the terms of the Plan.

62

13.5
Notice of Amendment

  The Participating Employer will provide a notice and written explanation of an amendment to the Plan to each Member, or any other person entitled to payment from the Pension Fund, who is affected by the amendment, within the applicable time period prescribed by the Act.

13.6
Annual Statement

  The Participating Employer will provide annually to each active Member a written statement containing the information prescribed by the Act in respect of the Member's benefits under the Plan.

13.7
Statement on Termination of Employment or Membership

  When a Member of the Plan terminates employment or otherwise ceases to be a Member, the Participating Employer will give to the Member, or to any other person who becomes entitled to a benefit under the Plan, a written statement setting out the information prescribed by the Act in respect of the benefits of the Member or other person.

13.8
Inspection of Documents

  The Participating Employer will make available for inspection by eligible individuals the documents and information concerning the Plan and the Pension Fund as prescribed by the Act.

63

Section 14—General Provisions

14.1
Non-Alienation

  Except as specified in Section 14.2, money payable under the Plan is subject to the following restrictions:

  (a)
  Non-Enforceable Transactions

    any transaction that purports to assign, charge, anticipate, surrender or give as security any right of a person under the Plan or money payable under the Plan is void; and

  (b)
  Exemption from Seizure

    money payable under the Plan is exempt from execution, seizure or attachment.

14.2
Alienation of Benefits on Marriage Breakdown

(a)
Support Obligations

    Upon the breakdown of a Member's spousal relationship, payments under the Plan are subject to execution, seizure or attachment in satisfaction of a written court order for support or maintenance enforceable in Ontario or another relevant jurisdiction, in accordance with the limits prescribed for this purpose by the Act.

  (b)
  Division of Property

    Upon the breakdown of the relationship between a Member and his Spouse, the Member may assign all or a portion of his benefits accrued under the Plan during that spousal relationship within the limits prescribed for this purpose by the Act, provided such assignment is evidenced in writing.

14.3
Information To Be Provided Before Participating Employer Pays Benefits

  Payment of benefits will not be made until the person entitled to payment of the benefits delivers to the Participating Employer satisfactory proof of age of the person and any other person who may become entitled to payment of the pension and any other informa-tion as may be required to calculate and pay the benefits, including a signed declaration of marital status, where applicable. In the event of late delivery of the required documents and information, payment of a pension will be made retroactively to the date on which the pension was to have commenced.

14.4
Construction

(a)
The Plan is intended to constitute an employees' pension plan qualified for registration under the Income Tax Act and the Act.

(b)
Any provision of the Funding Agreement that is inconsistent with the terms of the Plan will, to the extent of the inconsistency, be of no force or effect.

(c)
The Plan, and all rights thereunder, will be governed, construed and administered in accordance with the laws of the Province of Ontario.

14.5
Rights

  No person will have any rights to the assets held in the Pension Fund or any part thereof and such person will receive only the benefits to which he is entitled, as expressly provided for, under the Plan.

  The establishment of the Plan, the granting of a benefit, or any action of the Participating Employer or its delegates, will not be held or construed to confer upon any person any right to be continued as an Employee, or upon dismissal, to any right or interest in the assets of the Pension Fund, other than as provided in the Plan.

14.6
Commutation of Small Benefits

  If, upon a Member's retirement, death or termination of Service:

  (a)
  for an Ontario Member, the annual amount of lifetime pension payable at the Member's normal retirement date is not more than 2% of the YMPE in the year of the Member's retirement, death or termination of Service, or

  (b)
  for a Québec Member, the value of the benefits payable is not more than 20% of the YMPE in the year of the Member's retirement, death or termination of Service, or

  (c)
  for a Manitoba Member, the annual amount of benefits payable at Member's normal retirement date is not more than 4% of the YMPE in the year of the Member's retirement death or termination of Service or the value of the benefits payable is not more than 4% of the YMPE in the year of the Member's retirement, death or termination of Service, the Commuted Value of the Member's benefits to which he is entitled will be paid in a lump sum to the Member, or in the case of the Member's death to his Spouse or Beneficiary, in full satisfaction of the Member's benefit entitlements under the Plan.

14.7
Participating Employer Records

  Wherever the records of the Participating Employer are used for the purposes of this Plan, such records will be conclusive of the facts with which they are concerned, unless and until they are proven to be in error.

14.8
Payments to Incompetents

  Where the Participating Employer receives notice that a person entitled to benefits under the Plan is, as a result of physical or mental infirmity, incapable of managing his own affairs, or is a minor, the Participating Employer will authorize the Funding Agent to pay any amount that is payable to such person to his duly appointed committee or other legal trustee. Any payment so made will be a complete discharge of the obligation of the Plan, the Pension Fund, the Funding Agent and the Participating Employer to make such payments.

14.9
Non-Commutation of Pensions

  A pension or deferred pension payable under this Plan will not be capable of being commuted, except as follows:

  (a)
  as permitted under Section 14.2 or 14.6; or

  (b)
  as permitted in accordance with the Act in the event that the life expectancy of the Member is likely to be considerably shortened by reason of his mental or physical disability, as certified by a licensed medical doctor.

14.10
Severability

  If any provision of the Plan is held to be invalid or unenforceable by a court of competent jurisdiction, its invalidity or unenforceability will not affect any other provision of the Plan and the Plan will be construed and enforced as if such provision had not been in the Plan.

14.11
Captions and Headings

  The captions, headings and table of contents of this Plan are included for convenience of reference only and will not be used in interpreting the provisions of the Plan.

14.12
Currency

  All benefits payable under the Plan will be paid in the lawful currency of Canada.

14.13
Unisex Basis

  Except for a Member who is last employed by the Participating Employer in Québec, the sex of a Member or the Member's Spouse or other beneficiary under the Plan will not be a factor in determining the annuity rates, the Actuarial Equivalent or the Commuted Value of any benefit entitlement under the Plan.

Section 15—Future of the Plan

15.1
Continuation of the Plan

    The Company intends to maintain the Plan indefinitely, but reserves the right to amend or wind-up the Plan, either in whole or in part, at any time or times, subject always to the requirements of the Income Tax Act and the provisions of the Act.

15.2
Amendment to the Plan

(a)
No amendment will operate to reduce the pension benefits which have accrued to any Member before the date of such amendment, based on the Member's Earnings to the date of the amendment.

(b)
Where an amendment results in a certifiable past service pension adjustment as defined by the Income Tax Act in respect of a Member, the amendment will not apply to such Member prior to certification.
15.3
Wind-Up of the Plan

(a)
If the Plan is wound up, in whole or in part, the assets of the Pension Fund will first be used to provide benefits in accordance with the terms of the Plan and the Act.

(b)
If the Plan is wound up, in whole or in part, the Participating Employer will not make further contributions to the Pension Fund in respect of the Plan, or the portion of the Plan being wound up, as applicable, except for amounts due or that have accrued up to the effective date of the wind-up and have not been paid into the Pension Fund, as required by the Plan and the Act, plus amounts required to be contributed pursuant to the Act, subject to Section 4.3(b).

(c)
If the Plan is wound up, in whole or in part, and the assets in the Pension Fund are not sufficient to pay all the benefits under the Plan, or the portion of the Plan being wound up, as applicable, the benefits payable will be reduced in the manner prescribed by the Act.
15.4
Wind-Up Surplus

    If, after provision for benefits payable to Members or other beneficiaries and for the payment of expenses, on the wind-up, in whole or in part of the Plan, there remain assets in the Pension Fund or the part of the Pension Fund affected by a partial wind-up, such assets will be refunded to the Company, or be used as the Company may otherwise direct subject to the requirements of the Act and the Income Tax Act.

15.5
No Liability

    No liability will attach to the Participating Employer, the liquidator, trustee or receiver in bankruptcy, as applicable, in connection with any application of the Pension Fund in accordance with this Section 15, provided, such application was made in good faith and in accordance with the provisions of the Act.

Section 16—Management Employees of the Scarborough Plan

16.1
Application

  The provisions of Section 16 will apply only to Management Employees. Unless specifically modified by the provisions of Section 16, the provisions of all other Sections of the Plan will apply to Management Employees.

16.2
Normal Retirement Benefits for Credited Service on and after January 1, 1991

  In lieu of the benefits provided under Section 6.1, a Management Employee who is a Member and who retires on his normal retirement date will receive an annual pension, payable in equal monthly instalments commencing on his normal retirement date equal to (a) plus (b) as follows:

  (a)
  in respect of such Member's Credited Service before January 1, 1991, in accordance with the applicable formula in Section 17; plus

  (b)
  2.0% of the Member's Final Average Earnings multiplied by his Credited Service on and after January 1, 1991.

Section 17—Pre-1991 Benefit Formulae

        The following provisions describe the benefit formulae used to determine the annual pension of a Member accrued for Credited Service before January 1, 1991 under a Predecessor Plan as referenced in Section 6.1(a) or Section 16.2(a).

  (a)
  Scarborough Plan

    If the Member participated in the Scarborough Plan on December 31, 1990, an annual pension equal to (1) plus (2) as follows:

    (1)
    1.5% of the Member's Final Average Earnings multiplied by the Member's Credited Service on and after January 1, 1973 and before January 1, 1991. A Member who was a Management Employee on December 31, 1990 will be entitled to an additional annual pension equal to 0.5% of the Member's Final Average Earnings multiplied by the Member's Credited Service as a Management Employee on and after January 1, 1973 and before January 1, 1991; plus

    (2)
    the amount of pension accrued to the Member, as set out in Appendix A, to December 31, 1972 under the terms and conditions of the Haughton/ABF/Telfer Pension Plan, as that pension plan was constituted on January 25, 1989. In the case of Members who were Members of the Telfer Packaging Limited Pension Plan prior to January 1, 1975, these additional pensions will be payable from the Pension Fund. In the case of all other Members these additional pensions are funded under paid-up annuity contract 11070 issued by the Prudential Assurance Company Limited.

  (b)
  Eastern Plan

    If the Member participated in the Eastern Plan on December 31, 1990, an annual pension equal to the greatest of (1), (2) and (3) as follows:

    (1)
    40% of the Member's required contributions made to the Eastern Plan on and after March 27, 1981 and before January 1, 1991;

    (2)
    1.05% of the Member's Final Average Earnings up to the Final Average YMPE plus 1.75% of the Member's Final Average Earnings in excess of the Final Average YMPE, multiplied by the Member's Credited Service on and after March 27, 1981 and before January 1, 1991; and

    (3)
    (i) plus (ii) as follows:

    (i)
    $300 multiplied by the Member's Credited Service on and after March 27, 1981 and before January 1, 1991; plus

    (ii)
    an amount of annual pension which is the Actuarial Equivalent of the Member's required contributions made to the Eastern Plan on and after March 27, 1981 and before January 1, 1991, plus Credited Interest.

  (c)
  Somerville Plan

    If the Member participated in the Somerville Plan on December 31, 1990, an annual pension equal to the greater of (1) and (2) as follows:

    (1)
    40% of the Member's required contributions made to the Somerville Plan on and after January 1, 1979 and before January 1, 1991; and

    (2)
    1.05% of the Member's Final Average Earnings up to the Final Average YMPE plus 1.75% of the Member's Final Average Earnings in excess of the Final Average YMPE, multiplied by the Member's Credited Service on and after January 1, 1979 and before January 1, 1991.

  (d)
  Montreal Plan

    Subject to Section 17(d)(2), if the Member participated in the Montreal Plan on December 31, 1990, an annual pension equal to (1) plus (2) as follows:

    (1)
    the amount of pension accrued to the Member to December 31, 1965 under the terms of the Employees' Pension Plan of Ronalds-Federated Limited as that pension was constituted on January 1, 1966; plus

    (2)
    the greater of (a) and (b) as follows:

    (a)
    45% of the Member's required contributions made to the Montreal Plan after December 31, 1965 and before January 1, 1991; and

    (b)
    0.75% of the Member's Final Average Earnings up to the YMPE in the year of retirement plus 1.75% of the Member's Final Average Earnings in excess of that YMPE, multiplied by the Member's Credited Service after December 31, 1965 and before January 1, 1991

Section 18—Pension Increases

18.1
Increases to pensions in payment

  The pensions (excluding bridging pensions) which are in payment as of December 31, 1999 will be increased by the following percentages varying according to the year of pension commencement to the Member (or to the Spouse when the Member died before pension commencement) and with the first increased payment effective on January 1, 2000:

Year of pension commencement under the Plan	Percentage increase in the pension at January 1, 2000
Before 1992	6.3%
1992	5.6%
1993	4.6%
1994	4.5%
1995	3.3%
1996	2.5%
1997	1.7%
1998	1.3%

  In any events, the amounts of benefit increases will not exceed the maximum prescribed for this purpose by the Income Tax Act.

Section 19—Members Affected by the Merger of the Local 131 Pension Plan with the Plan

19.1
Application

  The provisions of Section 19 will apply only to active Members on December 31, 1999 who were entitled to benefits from the Pension Plan for Members of the OPEIU and its Local 131 AFL-CIO employed by Somerville Packaging, a division of Paperboard Industries Corporation (the "Local 131 Plan"). Unless specifically modified by the provisions of Section 19, the provisions of all other Sections of the Plan will apply to these Members.

19.2
Credited Service

  The Member's Credited Service under the Plan will include, in addition to the Credited Service calculated in accordance with Section 2.9 on and after the date the Member has transferred from the Local 131 Plan to this Plan, the credited service the Member's has accumulated under the Local 131 Plan for his Service prior to his date of transfer in the Plan.

19.3
Normal Retirement Benefits

  In lieu of the benefits provided under Section 6.1, a Member who retires on his normal retirement date will receive the applicable annual pension, payable in equal monthly instalments commencing on his normal retirement date indicated in (a) or (b) below:

  (a)
  for the four Members who have been transferred from the Local 131 Plan to the Plan as of February 14, 1994, the pension will be determined in accordance with Section 6.1, as if the Predecessor Plan was the Somerville Plan;

  (b)
  for the Member who has been transferred from the Local 131 Plan to the Plan as of October 1, 1988, the pension in respect of the Credited Service on and after October 1, 1988 will be determined in accordance with Section 6.1 and the annual pension in respect of the Credited Service prior to October 1, 1988 will be equal to $3,600.00.

    Any reference to Section 6.1 in the Plan must be interpreted as a reference to the applicable Section 19.3 for the affected Members.

Appendix A

PENSION ACCRUED UNDER
HAUGHTON/ABF/TELFER PENSION PLAN
TO DECEMBER 31, 1972

Name	Annual Pension Accrued to December 31, 1972 Under Haughton/ABF/Telfer Pension Plan
G. Gibson (retired since October 1, 1999)	$ 856.16
W. Emes (retired since May 1, 1993)	$1,202.17
S. Grnak (retired since January 1, 1997)	$1,538.60
G. Kemp	$ 706.71
L. Signorile (retired since October 1, 2002)	$ 222.41
Management Employees of the Scarborough Plan on December 31, 1990
W. Emes (retired since May 1, 1993)
S. Grnak (retired since January 1, 1997)
K. Harman (retired since August 1, 1995)
J. Hope (retired since August 1, 1998)
R. Hutchinson (retired since December 1, 2000)
G. Kemp
J. Millar (retired since June 1, 2002)
D. Moore (terminated in 1991 and paid in 1992)
L. Signorile (retired since October 1, 2002)
G. Webb (retired since April 1, 1992)

Appendix B

MAXIMUM MEMBER'S CONTRIBUTIONS FOR PURPOSES OF SECTION 4.1(C)

Name	Annual Amount for Year 2001(1)
Bingham, Peter	$3,900
Bisson, Mario	$4,500
Boudreault, Lévis	$4,600
Chartrand, Mario H.	$4,600
Desbiens, Joanne	$3,100
Dugal, Marc P.	$3,800
Gagnon, Denis	$3,700
Gauthier, Francis	$3,000
Hall, Renald	$4,500
Lamoureux, Roger	$5,700
Landry, Johanne	$1,800
Paré, Jacques V.	$5,200
Reid, Michel	$3,800
St-Gelais, Ghislain	$4,600
Savard, Gaétane	$4,000
Tremblay, Gontran	$4,000

(1)
This amount will be indexed each year based on the increase in the average industrial average wage for the 12-month period ending in August of the year preceding the increase.

QuickLinks

  Exhibit 10.11
Table of Contents
  Appendix A
PENSION ACCRUED UNDER HAUGHTON/ABF/TELFER PENSION PLAN TO DECEMBER 31, 1972
  Appendix B
MAXIMUM MEMBER'S CONTRIBUTIONS FOR PURPOSES OF SECTION 4.1(C)